Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended June 30, 2024

THE COMPANY

BXP, Inc. (NYSE: BXP) (formerly known as Boston Properties, Inc.) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 50 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). Including properties owned by joint ventures, BXP’s portfolio totals 53.5 million square feet and 186 properties, including 10 properties under construction/redevelopment. BXP’s properties include 164 office properties, 14 retail properties (including one retail property under construction), seven residential properties (including two residential properties under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned a twelfth consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating and was named one of the world’s most sustainable companies by TIME Magazine. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

On July 1, 2024, BXP formally completed the change of its corporate name from Boston Properties, Inc. to BXP, Inc. Having grown to six regions, the change telegraphed to stakeholders that while Boston remains a key part of BXP’s history, founding, and portfolio, future growth will come throughout its regions: Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP aspires to be the real estate industry partner of choice and premier workplace leader in all of the cities in which it operates, and the evolution of BXP’s name reflects a national, not singular city, focus.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to the impact of changes in general economic and capital market conditions, including continued inflation, high interest rates, supply chain disruptions, labor market disruptions, dislocation and volatility in capital markets, potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms, changes in client preferences and space utilization, dependence on clients’ financial condition, and competition from other developers, owners and operators of real estate), the impact of geopolitical conflicts, the immediate and long-term impact of the outbreak of a highly infectious or contagious disease on our and our clients’ financial condition, results of operations and cash flows (including the impact of actions taken to contain the outbreak or mitigate its impact, the direct and indirect economic effects of the outbreak and containment measures on our clients, and the ability of our clients to successfully operate their businesses), the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes (including costs to comply with the Securities and Exchange Commission’s rules to standardize climate-related disclosures) and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 57.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 61.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: 100 Causeway Street, Boston, MA)

Q2 2024
Table of contents

Q2 2024
Company profile
SNAPSHOT

(as of June 30, 2024)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	186
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	53.5 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	176.2 million
Closing Price, at the end of the quarter	$61.56 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	6.4%
Consolidated Market Capitalization [2]	$26.2 billion
BXP’s Share of Market Capitalization [2,3]	$26.2 billion
Unsecured Senior Debt Ratings	BBB (S&P); Baa2 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•continue to embrace our leadership position in the premier workplace segment and leverage our strength in portfolio quality, client relationships, development skills, market penetration, and sustainability to profitably build market share;
•maintain a keen focus on select dynamic gateway markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction, marketing, legal, and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•pursue attractive asset class adjacencies where we have a track record of success, such as life sciences and residential development;
•maintain a leadership position in sustainability innovation to minimize emissions from BXP’s development and in-service portfolio, as well as to provide clients sustainable solutions for their space use needs;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Joel I. Klein	Lead Independent Director;	Raymond A. Ritchey	Senior Executive Vice President
	Chair of Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan	Chair of Audit Committee	Rodney C. Diehl	Executive Vice President, West Coast Regions
Carol B. Einiger		Donna D. Garesche	Executive Vice President, Chief Human Resources Officer
Diane J. Hoskins	Chair of Sustainability Committee	Bryan J. Koop	Executive Vice President, Boston Region
Mary E. Kipp		Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC
Matthew J. Lustig	Chair of Nominating & Corporate		Region
	Governance Committee	Hilary Spann	Executive Vice President, New York Region
Timothy J. Naughton		John J. Stroman	Executive Vice President, Co-Head of the Washington, DC
William H. Walton, III			Region
Derek A. (Tony) West		Colin D. Joynt	Senior Vice President, Chief Information Officer
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Technology Officer
___________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 28.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q2 2024
Guidance and assumptions
GUIDANCE

BXP’s guidance for the third quarter 2024 and full year 2024 for diluted earnings per common share attributable to BXP, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to BXP, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on July 30, 2024 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may fluctuate as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate, and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 59. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	Third Quarter 2024		Full Year 2024
	Low	High	Low	High
Projected EPS (diluted)	$0.54	$0.56	$2.08	$2.14
Add:
Projected Company share of real estate depreciation and amortization	1.26	1.26	5.06	5.06
Projected Company share of (gains)/losses on sales of real estate, gain on investment from unconsolidated joint venture and impairments	—	—	(0.05)	(0.05)
Projected FFO per share (diluted)	$1.80	$1.82	$7.09	$7.15

ASSUMPTIONS
(dollars in thousands)

	Full Year 2024
	Low	High
Operating property activity:
Average In-service portfolio occupancy [1]	87.00%	88.20%
Decrease in BXP’s Share of Same Property net operating income (excluding termination income)	(3.00)%	(1.50)%
Decrease in BXP’s Share of Same Property net operating income - cash (excluding termination income)	(3.00)%	(1.50)%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$75,000	$82,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(6,000)	$(6,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$115,000	$130,000
Termination income	$14,000	$16,000

Other revenue (expense):
Development, management services and other revenue	$24,000	$27,000
General and administrative expense [2]	$(160,000)	$(156,000)
Consolidated net interest expense	$(588,000)	$(578,000)
Unconsolidated joint venture interest expense	$(78,000)	$(74,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(148,000)	$(138,000)

_______________
1 Excludes development properties expected to be placed into service in 2024.
2 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.

Q2 2024
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Jun-24	31-Mar-24
Net income attributable to BXP, Inc.	$79,615	$79,883
Net income attributable to BXP, Inc. per share - diluted	$0.51	$0.51
FFO attributable to BXP, Inc. [1]	$278,399	$271,273
Diluted FFO per share [1]	$1.77	$1.73
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$270,639	$194,742

Selected items:
Revenue	$850,482	$839,439
Recoveries from clients	$136,081	$135,577
Service income from clients	$2,953	$2,105
BXP’s Share of revenue [3]	$820,790	$816,045
BXP’s Share of straight-line rent [3]	$16,783	$39,484
BXP’s Share of fair value lease revenue [3,4]	$2,361	$2,392
BXP’s Share of termination income [3]	$801	$4,692
Ground rent expense	$3,679	$3,573
Capitalized interest	$10,336	$9,381
Capitalized wages	$4,807	$4,128
Income (loss) from unconsolidated joint ventures [5]	$(5,799)	$19,186
BXP’s share of FFO from unconsolidated joint ventures [6]	$14,028	$17,713
Net income attributable to noncontrolling interests in property partnerships	$17,825	$17,221
FFO attributable to noncontrolling interests in property partnerships [7]	$37,028	$35,916

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$9,869	$11,019
Below-market rents (included within Other Liabilities)	$33,801	$36,314
Accrued rental income liability (included within Other Liabilities)	$110,350	$102,590

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [8]	3.22	2.89
Interest Coverage Ratio (including capitalized interest) [8]	2.94	2.67
Fixed Charge Coverage Ratio [8]	2.69	2.51
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [9]	7.91	7.81
Change in BXP’s Share of Same Property Net Operating Income (NOI) (excluding termination income) [10]	(4.4)%	(1.9)%
Change in BXP’s Share of Same Property NOI (excluding termination income) - cash [10]	(3.2)%	(2.9)%
FAD Payout Ratio [2]	63.85%	88.72%
Operating Margins [(rental revenue - rental expense)/rental revenue]	61.0%	61.7%
Occupancy % of In-Service Properties [11]	87.1%	88.2%
Leased % of In-Service Properties [12]	89.1%	89.9%

Capitalization:
Consolidated Debt	$15,367,474	$15,362,324
BXP’s Share of Debt [13]	$15,385,233	$15,375,437
Consolidated Market Capitalization	$26,216,439	$26,870,468
Consolidated Debt/Consolidated Market Capitalization	58.62%	57.17%
BXP’s Share of Market Capitalization [13]	$26,234,198	$26,883,581
BXP’s Share of Debt/BXP’s Share of Market Capitalization [13]	58.65%	57.19%
_____________
1For a quantitative reconciliation of FFO attributable to BXP, Inc. and Diluted FFO per share, see page 7.
2For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For the three months ended March 31, 2024, includes approximately $21.8 million of gain on the consolidation for 901 New York Avenue.
6For a quantitative reconciliation for the three months ended June 30, 2024, see page 38.
7For a quantitative reconciliation for the three months ended June 30, 2024, see page 35.
8For a quantitative reconciliation for the three months ended June 30, 2024 and March 31, 2024, see page 33.
9For a quantitative reconciliation for the three months ended June 30, 2024 and March 31, 2024, see page 32.
10For a quantitative reconciliation for the three months ended June 30, 2024 and March 31, 2024, see pages 11, 67 and 68.

Q2 2024
Financial highlights (continued)
11Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Excludes hotel and residential properties.
12Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. Excludes hotel and residential properties.
13For a quantitative reconciliation for June 30, 2024, see page 28.

Q2 2024
Consolidated Balance Sheets
(unaudited and in thousands)

	30-Jun-24	31-Mar-24
ASSETS
Real estate	$25,840,947	$25,715,870
Construction in progress	757,356	685,465
Land held for future development	675,191	661,713
Right of use assets - finance leases	372,896	401,486
Right of use assets - operating leases	344,292	344,255
Less accumulated depreciation	(7,198,566)	(7,040,501)
Total real estate	20,792,116	20,768,288
Cash and cash equivalents	685,376	701,695
Cash held in escrows	52,125	64,939
Investments in securities	36,844	37,184
Tenant and other receivables, net	82,145	94,115
Note receivable, net	3,155	2,274
Related party note receivables, net	88,779	88,789
Sales-type lease receivable, net	14,182	13,943
Accrued rental income, net	1,414,622	1,390,217
Deferred charges, net	800,099	818,424
Prepaid expenses and other assets	86,188	146,286
Investments in unconsolidated joint ventures	1,418,817	1,399,824
Total assets	$25,474,448	$25,525,978

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$4,371,478	$4,368,367
Unsecured senior notes, net	9,797,220	9,794,527
Unsecured line of credit	—	—
Unsecured term loan, net	698,776	1,199,430
Unsecured commercial paper	500,000	—
Lease liabilities - finance leases	375,601	415,888
Lease liabilities - operating leases	385,842	377,667
Accounts payable and accrued expenses	372,484	374,681
Dividends and distributions payable	172,172	172,154
Accrued interest payable	112,107	119,573
Other liabilities	398,525	417,978
Total liabilities	17,184,205	17,240,265

Commitments and contingencies	—	—
Redeemable deferred stock units	7,916	8,141

Equity:
Stockholders’ equity attributable to BXP, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 157,176,741 and 157,128,071 issued and 157,097,841 and 156,049,171 outstanding at June 30, 2024 and March 31, 2024, respectively	1,571	1,570
Additional paid-in capital	6,768,686	6,752,648
Dividends in excess of earnings	(964,518)	(890,177)
Treasury common stock at cost, 78,900 shares at June 30, 2024 and March 31, 2024	(2,722)	(2,722)
Accumulated other comprehensive loss	(155)	(3,620)
Total stockholders’ equity attributable to BXP, Inc.	5,802,862	5,857,699

Noncontrolling interests:
Common units of the Operating Partnership	677,789	684,969
Property partnerships	1,801,676	1,734,904
Total equity	8,282,327	8,277,572
Total liabilities and equity	$25,474,448	$25,525,978

Q2 2024
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Jun-24	31-Mar-24
Revenue
Lease	$790,555	$788,590
Parking and other	33,890	29,693
Insurance proceeds	725	2,523
Hotel revenue	14,812	8,186
Development and management services	6,352	6,154
Direct reimbursements of payroll and related costs from management services contracts	4,148	4,293
Total revenue	850,482	839,439
Expenses
Operating	175,545	169,043
Real estate taxes	144,994	145,027
Restoration expenses related to insurance claims	887	87
Hotel operating	9,839	6,015
General and administrative [1]	44,109	50,018
Payroll and related costs from management services contracts	4,148	4,293
Transaction costs	189	513
Depreciation and amortization	219,542	218,716
Total expenses	599,253	593,712
Other income (expense)
Income (loss) from unconsolidated joint ventures [2]	(5,799)	19,186
Gains from investments in securities [1]	315	2,272
Unrealized gain on non-real estate investment	58	396
Interest and other income (loss)	10,788	14,529
Impairment loss [3]	—	(13,615)
Interest expense [4]	(149,642)	(161,891)
Net income	106,949	106,604
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(17,825)	(17,221)
Noncontrolling interest - common units of the Operating Partnership [5]	(9,509)	(9,500)
Net income attributable to BXP, Inc.	$79,615	$79,883

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to BXP, Inc. per share - basic	$0.51	$0.51
Net income attributable to BXP, Inc. per share - diluted	$0.51	$0.51

_____________
1Includes $0.3 million and $2.3 million for the three months ended June 30, 2024 and March 31, 2024, respectively, related to the Company’s deferred compensation plan.
2For the three months ended March 31, 2024, includes approximately $21.8 million of gain on the consolidation for 901 New York Avenue.
3Represents a non-cash impairment loss related to a portion of the Company’s Shady Grove property. The Company shortened its hold period on a portion of the property in anticipation of selling it to a third party.
4For the three months ended June 30, 2024, includes an approximately $9.5 million one-time, non-cash decrease in interest expense. The decrease is the result of updating our Skylyne ground lease purchase assumption resulting in a decrease of previously recorded finance lease interest expense.
5For additional detail, see page 7.

Q2 2024
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Jun-24	31-Mar-24
Net income attributable to BXP, Inc.	$79,615	$79,883
Add:
Noncontrolling interest - common units of the Operating Partnership	9,509	9,500
Noncontrolling interests in property partnerships	17,825	17,221
Net income	106,949	106,604
Add:
Depreciation and amortization expense	219,542	218,716
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(19,203)	(18,695)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	19,827	20,223
Corporate-related depreciation and amortization	(406)	(419)
Non-real estate related amortization	2,130	2,130
Impairment loss	—	13,615
Less:
Gain on sale / consolidation included within income from unconsolidated joint ventures	—	21,696
Unrealized gain on non-real estate investment	58	396
Noncontrolling interests in property partnerships	17,825	17,221
FFO attributable to the Operating Partnership (including BXP, Inc.) (Basic FFO)	310,956	302,861
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	32,557	31,588
FFO attributable to BXP, Inc.	$278,399	$271,273

BXP, Inc.’s percentage share of Basic FFO	89.53%	89.57%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.47%	10.43%
Basic FFO per share	$1.77	$1.73
Weighted average shares outstanding - basic	157,039	156,983
Diluted FFO per share	$1.77	$1.73
Weighted average shares outstanding - diluted	157,291	157,132

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Jun-24	31-Mar-24
Basic FFO	$310,956	$302,861
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	310,956	302,861
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	32,526	31,558
BXP, Inc.’s share of Diluted FFO	$278,430	$271,303

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Jun-24	31-Mar-24
Shares/units for Basic FFO	175,408	175,255
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	252	149
Shares/units for Diluted FFO	175,660	175,404
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	18,369	18,272
BXP, Inc.’s share of shares/units for Diluted FFO	157,291	157,132

BXP, Inc.’s percentage share of Diluted FFO	89.54%	89.58%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For a quantitative reconciliation for the three months ended June 30, 2024, see page 35.
3For a quantitative reconciliation for the three months ended June 30, 2024, see page 38.

Q2 2024
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	30-Jun-24	31-Mar-24
Net income attributable to BXP, Inc.	$79,615	$79,883
Add:
Noncontrolling interest - common units of the Operating Partnership	9,509	9,500
Noncontrolling interests in property partnerships	17,825	17,221
Net income	106,949	106,604
Add:
Depreciation and amortization expense	219,542	218,716
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(19,203)	(18,695)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	19,827	20,223
Corporate-related depreciation and amortization	(406)	(419)
Non-real estate related amortization	2,130	2,130
Impairment loss	—	13,615
Less:
Gain on sale / consolidation included within income from unconsolidated joint ventures	—	21,696
Unrealized gain on non-real estate investment	58	396
Noncontrolling interests in property partnerships	17,825	17,221
Basic FFO	310,956	302,861
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,4]	3,216	5,325
BXP’s Share of hedge amortization, net of costs [1]	2,030	2,030
BXP’s share of fair value interest adjustment [1]	4,705	4,801
BXP’s Share of straight-line ground rent expense adjustment [1,5]	728	659
Stock-based compensation	15,976	18,527
Non-real estate depreciation and amortization	(1,724)	(1,711)
Unearned portion of capitalized fees from consolidated joint ventures [6]	1,189	341
Less:
BXP’s Share of straight-line rent [1]	16,783	39,484
BXP’s Share of fair value lease revenue [1,7]	2,361	2,392
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	189
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	32,416	84,531
BXP’s Share of maintenance capital expenditures [1,8]	14,491	11,044
BXP’s Share of amortization and accretion related to sales type lease [1]	274	269
Hotel improvements, equipment upgrades and replacements	112	182
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$270,639	$194,742

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	172,798	172,772

FAD Payout Ratio[1] (B÷A)	63.85%	88.72%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For a quantitative reconciliation for the three months ended June 30, 2024, see page 35.
3 For additional information for the three months ended June 30, 2024, see page 38.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $39.0 million, which it expects to incur by the end of 2026 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 63 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q2 2024
Reconciliation of net income attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	30-Jun-24	30-Jun-23
Net income attributable to BXP, Inc.	$79,615	$104,299
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	9,509	12,117
Noncontrolling interest in property partnerships	17,825	19,768
Net income	106,949	136,184
Add:
Interest expense	149,642	142,473
Loss from unconsolidated joint ventures	5,799	6,668
Depreciation and amortization expense	219,542	202,577
Transaction costs	189	308
Payroll and related costs from management services contracts	4,148	4,609
General and administrative expense	44,109	44,175
Less:
Interest and other income (loss)	10,788	17,343
Unrealized gain on non-real estate investment	58	124
Gains from investments in securities	315	1,571
Direct reimbursements of payroll and related costs from management services contracts	4,148	4,609
Development and management services revenue	6,352	9,858
Net Operating Income (NOI)	508,717	503,489
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	31,587	42,254
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	47,391	47,958
BXP’s Share of NOI	492,913	497,785
Less:
Termination income	841	(164)
BXP’s share of termination income from unconsolidated joint ventures [1]	—	3,113
Add:
Partners’ share of termination income from consolidated joint ventures [2]	40	(276)
BXP’s Share of NOI (excluding termination income)	$492,112	$494,560

Net Operating Income (NOI)	$508,717	$503,489
Less:
Termination income	841	(164)
NOI from non Same Properties (excluding termination income) [3]	28,364	3,163
Same Property NOI (excluding termination income)	479,512	500,490
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	47,351	48,234
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	31,587	39,141
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	1,970	8,509
BXP’s Share of Same Property NOI (excluding termination income)	$461,778	$482,888

_____________
1For a quantitative reconciliation for the three months ended June 30, 2024, see page 66.
2For a quantitative reconciliation for the three months ended June 30, 2024, see pages 63-64.
3Pages 22-25 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2024 and therefore are no longer a part of the Company’s property portfolio.

Q2 2024
Reconciliation of net income attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	30-Jun-24	30-Jun-23
Net income attributable to BXP, Inc.	$79,615	$104,299
Net loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	9,509	12,117
Noncontrolling interest in property partnerships	17,825	19,768
Net income	106,949	136,184
Add:
Interest expense	149,642	142,473
Loss from unconsolidated joint ventures	5,799	6,668
Depreciation and amortization expense	219,542	202,577
Transaction costs	189	308
Payroll and related costs from management services contracts	4,148	4,609
General and administrative expense	44,109	44,175
Less:
Interest and other income (loss)	10,788	17,343
Unrealized gain on non-real estate investment	58	124
Gains from investments in securities	315	1,571
Direct reimbursements of payroll and related costs from management services contracts	4,148	4,609
Development and management services revenue	6,352	9,858
Net Operating Income (NOI)	508,717	503,489
Less:
Straight-line rent	16,094	26,493
Fair value lease revenue	1,363	5,850
Amortization and accretion related to sales type lease	246	229
Termination income	841	(164)
Add:
Straight-line ground rent expense adjustment [1]	585	578
Lease transaction costs that qualify as rent inducements [2]	3,471	3,402
NOI - cash (excluding termination income)	494,229	475,061
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	30,456	(1,654)
Same Property NOI - cash (excluding termination income)	463,773	476,715
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	45,068	43,732
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	27,473	35,250
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	(24)	7,103
BXP’s Share of Same Property NOI - cash (excluding termination income)	$446,202	$461,130

_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $4 and $91 for the three months ended June 30, 2024 and 2023, respectively. As of June 30, 2024, the Company has remaining lease payments aggregating approximately $31.2 million, all of which it expects to incur by the end of 2026 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2026 may vary significantly.
2Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
3Pages 22-25 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2024 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended June 30, 2024, see page 64.
5For a quantitative reconciliation for the three months ended June 30, 2024, see page 66.

Q2 2024
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-24	30-Jun-23	Change	Change	30-Jun-24	30-Jun-23	Change	Change
Rental Revenue [2]	$768,259	$769,575			$27,038	$26,222
Less: Termination income	841	(164)			—	—
Rental revenue (excluding termination income) [2]	767,418	769,739	$(2,321)	(0.3)%	27,038	26,222	$816	3.1%
Less: Operating expenses and real estate taxes	299,366	281,527	17,839	6.3%	15,578	13,944	1,634	11.7%
NOI (excluding termination income) [2,3]	$468,052	$488,212	$(20,160)	(4.1)%	$11,460	$12,278	$(818)	(6.7)%

Rental revenue (excluding termination income) [2]	$767,418	$769,739	$(2,321)	(0.3)%	$27,038	$26,222	$816	3.1%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	19,216	27,748	(8,532)	(30.7)%	150	7	143	2,042.9%
Add: Lease transaction costs that qualify as rent inducements [4]	3,088	3,402	(314)	(9.2)%	40	—	40	—%
Subtotal	751,290	745,393	5,897	0.8%	26,928	26,215	713	2.7%
Less: Operating expenses and real estate taxes	299,366	281,527	17,839	6.3%	15,578	13,944	1,634	11.7%
Add: Straight-line ground rent expense [5]	499	578	(79)	(13.7)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$452,423	$464,444	$(12,021)	(2.6)%	$11,350	$12,271	$(921)	(7.5)%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-24	30-Jun-23	Change	Change	30-Jun-24	30-Jun-23	Change	Change
Rental Revenue [2]	$795,297	$795,797			$47,743	$49,451
Less: Termination income	841	(164)			—	—
Rental revenue (excluding termination income) [2]	794,456	795,961	$(1,505)	(0.2)%	47,743	49,451	$(1,708)	(3.5)%
Less: Operating expenses and real estate taxes	314,944	295,471	19,473	6.6%	18,126	18,819	(693)	(3.7)%
NOI (excluding termination income) [2,3]	$479,512	$500,490	$(20,978)	(4.2)%	$29,617	$30,632	$(1,015)	(3.3)%

Rental revenue (excluding termination income) [2]	$794,456	$795,961	$(1,505)	(0.2)%	$47,743	$49,451	$(1,708)	(3.5)%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	19,366	27,755	(8,389)	(30.2)%	2,259	2,721	(462)	(17.0)%
Add: Lease transaction costs that qualify as rent inducements [4]	3,128	3,402	(274)	(8.1)%	—	94	(94)	(100.0)%
Subtotal	778,218	771,608	6,610	0.9%	45,484	46,824	(1,340)	(2.9)%
Less: Operating expenses and real estate taxes	314,944	295,471	19,473	6.6%	18,126	18,819	(693)	(3.7)%
Add: Straight-line ground rent expense [5]	499	578	(79)	(13.7)%	139	142	(3)	(2.1)%
NOI - cash (excluding termination income) 2, [3]	$463,773	$476,715	$(12,942)	(2.7)%	$27,497	$28,147	$(650)	(2.3)%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [2,6]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-24	30-Jun-23	Change	Change	30-Jun-24	30-Jun-23	Change	Change
Rental Revenue [2]	$81,125	$80,105			$761,915	$765,143
Less: Termination income	40	(276)			801	112
Rental revenue (excluding termination income) [2]	81,085	80,381	$704	0.9%	761,114	765,031	$(3,917)	(0.5)%
Less: Operating expenses and real estate taxes	33,734	32,147	1,587	4.9%	299,336	282,143	17,193	6.1%
NOI (excluding termination income) [2,3]	$47,351	$48,234	$(883)	(1.8)%	$461,778	$482,888	$(21,110)	(4.4)%

Rental revenue (excluding termination income) [2]	$81,085	$80,381	$704	0.9%	$761,114	$765,031	$(3,917)	(0.5)%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	2,538	4,781	(2,243)	(46.9)%	19,087	25,695	(6,608)	(25.7)%
Add: Lease transaction costs that qualify as rent inducements [4]	255	279	(24)	(8.6)%	2,873	3,217	(344)	(10.7)%
Subtotal	78,802	75,879	2,923	3.9%	744,900	742,553	2,347	0.3%
Less: Operating expenses and real estate taxes	33,734	32,147	1,587	4.9%	299,336	282,143	17,193	6.1%
Add: Straight-line ground rent expense [5]	—	—	—	—%	638	720	(82)	(11.4)%
NOI - cash (excluding termination income) 2, [3]	$45,068	$43,732	$1,336	3.1%	$446,202	$461,130	$(14,928)	(3.2)%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
3For a quantitative reconciliation of net income attributable to BXP, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.

Q2 2024
Same property net operating income (NOI) by reportable segment (continued)
4Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
5Excludes the straight-line impact of approximately $4 and $91 for the three months ended June 30, 2024 and 2023, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.
6BXP’s Share equals (A) + (B) - (C).

Q2 2024
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Jun-24	31-Mar-24
Maintenance capital expenditures	$16,218	$13,102
Planned capital expenditures associated with acquisition properties	680	—
Repositioning capital expenditures	18,434	12,276
Hotel improvements, equipment upgrades and replacements	112	182
Subtotal	35,444	25,560
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	94	14
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	1,416	1,631
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	1,821	2,072
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	170	229
BXP’s Share of Capital Expenditures [1]	$34,963	$24,904

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	30-Jun-24	31-Mar-24
Square feet	602,960	1,261,164
Tenant improvements and lease commissions PSF	$63.24	$79.32

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Includes 100% of unconsolidated joint ventures.

Q2 2024
Acquisitions and dispositions
For the period from January 1, 2024 through June 30, 2024
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
901 New York Avenue [1]	Washington, DC	January 8, 2024	523,939	$10,000	$25,000	$35,000	83.9%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain (Loss)
290 Binney Street (45% ownership) [2]	Cambridge, MA	March 21, 2024	566,000	$1,079,687	$141,822	N/A

___________________
1 The Company completed the acquisition of its joint venture partner’s 50% economic ownership interest. The property is encumbered by an approximately $207.1 million mortgage, which bears interest at 3.61% per annum and matures on January 5, 2025. Following the acquisition, the Company modified the mortgage loan to provide for two loan extension options totaling five years of additional term, each subject to certain conditions. The first loan extension option, which provides for an additional term of four years, is at a fixed interest rate of 5.0% per annum. In addition, following the acquisition, BXP extended the 214,000 square foot lease with anchor client, Finnegan Henderson Farabow Garrett & Dunner, L.L.P., through 2042 and agreed to complete approximately $25.0 million of building enhancements.
2 The Company completed the previously announced sale of a 45% ownership interest to Norges Bank Investment Management (“NBIM”). NBIM’s investment in 290 Binney Street will reduce the Company’s share of the project’s estimated development spend over time by approximately $533.5 million, see page 15. At closing, NBIM paid approximately $142 million, of which $97 million was a special distribution to the Company and represented pre-formation costs, and NBIM will fund all capital calls until reaching 45% of invested capital. The Company retains a 55% ownership interest and provides development, property management, and leasing services for the venture. This transaction did not qualify as a sale of real estate for financial reporting purposes as the Company continues to effectively control the property and thus will continue to account for the property on a consolidated basis in its financial statements.

Q2 2024
Construction in progress
as of June 30, 2024
(dollars in thousands)
CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 6/30/2024	Estimated Future Equity Requirement [2]	Percentage		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location							Leased [3]
Office
360 Park Avenue South (71% ownership)	Q3 2024	Q4 2026	New York, NY	450,000	$340,837	$418,300	$156,470	$156,470	$77,463	23%		—%	N/A
Reston Next Office Phase II	Q1 2025	Q2 2026	Reston, VA	90,000	43,076	61,000	—	—	17,924	4%		—%	N/A
Total Office Properties under Construction				540,000	383,913	479,300	156,470	156,470	95,387	20%		—%	—

Lab/Life Sciences
103 CityPoint	Q1 2025	Q4 2026	Waltham, MA	113,000	90,502	115,100	—	—	24,598	—%		4%	$(114)
180 CityPoint	Q4 2023	Q2 2026	Waltham, MA	329,000	225,827	290,500	—	—	64,673	43%		46%	2,375
300 Binney Street (Redevelopment) (55% ownership) [6]	Q1 2025	Q1 2025	Cambridge, MA	236,000	34,821	112,900	—	—	78,079	100%		—%	N/A
651 Gateway (50% ownership)	Q1 2024	Q3 2026	South San Francisco, CA	327,000	121,834	167,100	—	—	45,266	21%		14%	478
290 Binney Street (55% ownership) [7]	Q2 2026	Q2 2026	Cambridge, MA	573,000	207,568	508,000	—	—	300,432	100%		—%	N/A
Total Lab/Life Sciences Properties under Construction				1,578,000	680,552	1,193,600	—	—	513,048	65%		13%	2,739

Residential
Skymark - Reston Next Residential (508 units) (20% ownership)	Q3 2024	Q2 2026	Reston, VA	417,000	40,240	47,700	28,000	22,332	1,792	21%		—%	N/A
121 Broadway Street (439 units)	Q3 2027	Q2 2029	Cambridge, MA	492,000	56,453	597,800	—	—	541,347	—%		—%	N/A
Total Residential Properties under Construction				909,000	96,693	645,500	28,000	22,332	543,139	10%		—%	N/A
Retail
Reston Next Retail	Q2 2025	Q4 2025	Reston, VA	33,000	22,968	26,600	—	—	3,632	—%		—%	N/A
Total Retail Properties under Construction				33,000	22,968	26,600	—	—	3,632	—%		—%	N/A
Total Properties Under Construction				3,060,000	$1,184,126	$2,345,000	$184,470	$178,802	$1,155,206	53%	[8]	6%	$2,739
PROJECTS FULLY PLACED IN-SERVICE DURING 2024

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 6/30/2024	Estimated Future Equity Requirement [2]		Net Operating Income [5] (BXP’s share)
	Initial Occupancy	Stabilization Date			Investment to Date [2]		Total Financing			Percentage
			Location	Square Feet						Leased [3]
760 Boylston Street (Redevelopment)	Q2 2024	Q2 2024	Boston, MA	118,000	$33,828	$43,800	$—	$—	$9,972	100%	$2,049
Total Projects Fully Placed In-Service				118,000	$33,828	$43,800	$—	$—	$9,972	100%	$2,049

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of July 26, 2024, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended June 30, 2024. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 57.

Q2 2024
Construction in progress (continued)
6Norges Bank Investment Management (NBIM) funded approximately $212.9 million at closing for its investment in 300 Binney Street. The Company withdrew approximately $212.9 million at closing and will fund all future costs of the project.
7The project budget reflects the Company’s 55% share of joint venture costs related to 290 Binney Street. The Company has the sole obligation to construct an underground electrical vault for an estimated gross cost of $183.9 million. Upon completion, the Company has entered into a contract to sell the electrical vault to a third party for a fixed price of $84.1 million. The net investment of $99.8 million will be included in the Company’s outside basis in 290 Binney Street. The Company has invested $47.1 million for the vault as of June 30, 2024.
8Total percentage leased excludes Residential.

Q2 2024
Land parcels and purchase options
as of June 30, 2024

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA	2,229,000
San Jose, CA [2]	2,830,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,723,000
San Jose, CA (55% ownership)	1,088,000
New York, NY (55% ownership)	895,000
San Francisco, CA	850,000
Lexington, MA	767,000
Santa Clara, CA	632,000
Washington, DC (50% ownership)	520,000
South San Francisco, CA (50% ownership)	451,000
Rockville, MD [2]	435,000
Springfield, VA	422,000
Waltham, MA	365,000
Herndon, VA (50% ownership)	350,000
El Segundo, CA (50% ownership)	275,000
Dulles, VA	150,000
Total	15,982,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Boston, MA	1,300,000
Waltham, MA 3	1,200,000
Cambridge, MA	573,000
Total	3,073,000

__________________
1Represents 100% of consolidated and unconsolidated projects.
2Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on pages 22-25.
3The Company expects to be a 50% partner in the future development of these sites.

Q2 2024
Leasing activity
for the three months ended June 30, 2024

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	5,758,606
Less:
Property dispositions/properties taken out of service [1]	30,000
Add:
Properties placed (and partially placed) in-service [2]	117,907
Leases expiring or terminated during the period	1,214,346
Total space available for lease	7,060,859

1st generation leases	168,600
2nd generation leases with new clients	329,238
2nd generation lease renewals	273,722
Total leases commenced during the period	771,560

Vacant space available for lease at the end of the period	6,289,299
Net (increase)/decrease in available space	(530,693)

Second generation leasing information: [3]
Leases commencing during the period (SF)	602,960
Weighted average lease term (months)	69
Weighted average free rent period (days)	147
Total transaction costs per square foot [4]	$63.24
Increase (decrease) in gross rents [5]	4.16%
Increase (decrease) in net rents [6]	5.65%

	All leases commencing occupancy (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [8]
	1st generation	2nd generation	total [7]	gross [5,7]	net [6,7]
Boston	122,107	253,064	375,171	6.49%	10.75%	343,916
Los Angeles	—	1,004	1,004	(1.02)%	(1.55)%	—
New York	4,262	81,781	86,043	(3.57)%	(7.28)%	447,200
San Francisco	—	169,348	169,348	10.97%	15.54%	146,717
Seattle	—	—	—	—%	—%	22,227
Washington, DC	42,231	97,763	139,994	0.07%	(1.28)%	362,604
Total / Weighted Average	168,600	602,960	771,560	4.16%	5.65%	1,322,664

_____________
1Total square feet of property taken out of service in Q2 2024 consists of 30,000 at 17 Hartwell Avenue.
2 Total square feet of properties placed in service in Q2 2024 consists of 117,907 at 760 Boylston Street.
3Second generation leases are defined as leases for space that has previously been leased. Of the 602,960 square feet of second generation leases that commenced in Q2 2024, leases for 489,691 square feet were signed in prior periods.
4Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
5Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 373,884 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
6Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 373,884 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
7Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
8Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 121,600.

Q2 2024
Portfolio overview
for the three months ended June 30, 2024
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	14,441,843	1,164,240	550,114	330,000	16,486,197
Los Angeles	2,187,830	126,377	—	—	2,314,207
New York	12,115,620	476,625	—	—	12,592,245
San Francisco	7,229,442	342,844	318,171	—	7,890,457
Seattle	1,504,823	12,437	—	—	1,517,260
Washington, DC	8,490,200	624,097	493,241	—	9,607,538
Total	45,969,758	2,746,620	1,361,526	330,000	50,407,904
% of Total	91.20%	5.45%	2.70%	0.65%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$750,782	$62,929	$11,555	$14,716	$839,982
Less:
Partners’ share from consolidated joint ventures [4]	71,481	9,644	—	—	81,125
Add:
BXP’s share from unconsolidated joint ventures [5]	46,105	2,395	2,746	—	51,246
BXP’s Share of Rental revenue [1]	$725,406	$55,680	$14,301	$14,716	$810,103
% of Total	89.54%	6.87%	1.77%	1.82%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	30.34%	6.59%	36.93%
Los Angeles	3.81%	—%	3.81%
New York	22.83%	1.55%	24.38%
San Francisco	15.77%	2.19%	17.96%
Seattle	1.86%	—%	1.86%
Washington, DC [7]	14.84%	0.22%	15.06%
Total	89.45%	10.55%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 22-25.
3Excludes approximately $96 of revenue from retail clients that is included in Retail.
4See page 64 for additional information.
5See page 66 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to BXP, Inc. to BXP’s Share of NOI (excluding termination income), see page 9.
7During the first quarter of 2024, the Company reassessed the classifications of its assets as either CBD or Suburban and that certain assets such as those in Reston, Virginia are located in areas with characteristics that more closely align with our definition of CBD due to their diverse live, work, and play environment. As a result, these assets are classified as CBD.

Q2 2024
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	30-Jun-24	31-Mar-24	30-Jun-24	31-Mar-24
Rental Revenue [2]	$12,226	$12,684	$14,812	$8,186
Less: Operating expenses and real estate taxes	5,739	5,686	9,839	6,015
Net Operating Income (NOI) [2]	6,487	6,998	4,973	2,171
Add: BXP’s share of NOI from unconsolidated joint ventures	1,736	1,741	N/A	N/A
BXP’s Share of NOI [2]	$8,223	$8,739	$4,973	$2,171

Rental Revenue [2]	$12,226	$12,684	$14,812	$8,186
Less: Straight line rent and fair value lease revenue	152	183	(2)	(2)
Add: Lease transaction costs that qualify as rent inducements	40	—	—	—
Subtotal	12,114	12,501	14,814	8,188
Less: Operating expenses and real estate taxes	5,739	5,686	9,839	6,015
NOI - cash basis [2]	6,375	6,815	4,975	2,173
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	1,736	1,741	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$8,111	$8,556	$4,975	$2,173

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Jun-24	30-Jun-23
BOSTON

Hub50House (50% ownership), Boston, MA [2]	440
Average Monthly Rental Rate		$4,327	$4,221	2.51%
Average Rental Rate Per Occupied Square Foot		$5.93	$5.78	2.60%
Average Physical Occupancy		94.09%	94.32%	(0.24)%
Average Economic Occupancy		94.02%	94.03%	(0.01)%

Proto Kendall Square, Cambridge, MA [2,3]	280
Average Monthly Rental Rate		$3,204	$3,065	4.54%
Average Rental Rate Per Occupied Square Foot		$5.90	$5.62	4.98%
Average Physical Occupancy		95.95%	95.83%	0.13%
Average Economic Occupancy		96.08%	95.81%	0.28%

The Lofts at Atlantic Wharf, Boston, MA [2,3]	86
Average Monthly Rental Rate		$4,435	$4,440	(0.11)%
Average Rental Rate Per Occupied Square Foot		$4.93	$4.91	0.41%
Average Physical Occupancy		95.74%	96.51%	(0.80)%
Average Economic Occupancy		95.00%	97.48%	(2.54)%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 3	N/A
Average Occupancy		80.60%	77.20%	4.40%
Average Daily Rate		$372.29	$371.58	0.19%
Revenue Per Available Room		$299.94	$286.79	4.59%

SAN FRANCISCO

The Skylyne, Oakland, CA [2,3]	402
Average Monthly Rental Rate		$3,430	$3,447	(0.49)%
Average Rental Rate Per Occupied Square Foot		$4.33	$4.39	(1.37)%
Average Physical Occupancy		87.06%	92.37%	(5.75)%
Average Economic Occupancy		85.28%	89.93%	(5.17)%

Q2 2024
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Jun-24	30-Jun-23
WASHINGTON, DC

Signature at Reston, Reston, VA [2,3]	508
Average Monthly Rental Rate		$2,822	$2,663	5.97%
Average Rental Rate Per Occupied Square Foot		$2.90	$2.77	4.69%
Average Physical Occupancy		96.00%	94.62%	1.46%
Average Economic Occupancy		96.06%	93.59%	2.64%

Total In-Service Residential Units	1,716

_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
3Excludes retail space.

Q2 2024
In-service property listing

as of June 30, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
CBD
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,729,920	94.5%	95.2%	$83.24
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,274,927	94.9%	97.9%	71.34
100 Federal Street (55% ownership)	CBD Boston MA	1	1,233,537	89.8%	91.3%	76.64
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	100.0%	100.0%	78.28
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	791,357	95.7%	95.8%	88.28
100 Causeway Street (50% ownership) [4]	CBD Boston MA	1	633,818	94.6%	94.6%	75.79
Prudential Center (retail shops) [5,6]	CBD Boston MA	1	601,514	92.2%	97.1%	98.81
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	98.1%	98.7%	60.10
The Hub on Causeway - Podium (50% ownership) [4]	CBD Boston MA	1	382,988	95.8%	96.0%	64.67
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	100.0%	82.75
Star Market at the Prudential Center [5]	CBD Boston MA	1	57,236	100.0%	100.0%	67.48
Subtotal		11	8,435,539	94.9%	96.2%	$78.68

145 Broadway	East Cambridge MA	1	490,086	99.6%	99.6%	$91.36
325 Main Street	East Cambridge MA	1	414,565	91.4%	91.4%	117.11
125 Broadway	East Cambridge MA	1	271,000	100.0%	100.0%	143.66
355 Main Street	East Cambridge MA	1	256,966	100.0%	100.0%	84.76
90 Broadway	East Cambridge MA	1	223,771	100.0%	100.0%	78.59
255 Main Street	East Cambridge MA	1	215,394	80.0%	80.0%	102.35
150 Broadway	East Cambridge MA	1	177,226	100.0%	100.0%	99.59
105 Broadway	East Cambridge MA	1	152,664	100.0%	100.0%	75.39
250 Binney Street	East Cambridge MA	1	67,362	100.0%	100.0%	51.10
University Place	Mid-Cambridge MA	1	195,282	100.0%	100.0%	57.57
Subtotal		10	2,464,316	96.7%	96.7%	$95.99

Subtotal Boston CBD		21	10,899,855	95.3%	96.3%	$82.70

Residential
Hub50House (440 units) (50% ownership) [4]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Subtotal		3	574,257

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Subtotal		1	334,260

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,131,511	87.8%	87.8%	$76.09
Santa Monica Business Park [7]	West Los Angeles CA	14	1,108,292	82.7%	84.2%	70.80
Santa Monica Business Park Retail [5,7]	West Los Angeles CA	7	74,404	75.8%	86.6%	76.52
Subtotal		27	2,314,207	85.0%	86.0%	$73.65

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,970,895	92.3%	97.3%	$167.19
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,670,790	95.4%	98.4%	101.39
399 Park Avenue	Park Avenue NY	1	1,567,470	97.6%	100.0%	103.04
599 Lexington Avenue	Park Avenue NY	1	1,106,335	91.4%	95.8%	90.27
Times Square Tower (55% ownership)	Times Square NY	1	1,238,474	94.1%	96.2%	82.35

Q2 2024
In-service property listing (continued)

as of June 30, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
250 West 55th Street	Times Square / West Side NY	1	966,976	98.1%	99.8%	95.34
200 Fifth Avenue (26.69% ownership) [4]	Flatiron District NY	1	855,059	93.3%	100.0%	100.62
Dock 72 (50% ownership) [4]	Brooklyn NY	1	668,521	33.4%	42.7%	37.68
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,089	98.6%	98.6%	133.90
Subtotal		9	10,399,609	90.8%	94.6%	$109.85

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	98.2%	98.2%	$111.53
Embarcadero Center Four	CBD San Francisco CA	1	942,388	95.6%	96.2%	97.63
Embarcadero Center One	CBD San Francisco CA	1	837,386	71.1%	72.5%	94.68
Embarcadero Center Two	CBD San Francisco CA	1	801,655	84.8%	84.8%	83.96
Embarcadero Center Three	CBD San Francisco CA	1	777,455	83.1%	83.1%	92.95
680 Folsom Street	CBD San Francisco CA	2	522,406	59.2%	59.2%	81.15
535 Mission Street	CBD San Francisco CA	1	307,235	59.3%	59.3%	79.50
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	100.0%	110.27
Subtotal		9	5,635,287	84.0%	84.4%	$97.05

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
Subtotal		1	330,996

SEATTLE
Office
Safeco Plaza (33.67% ownership) [4]	CBD Seattle WA	1	762,102	83.8%	86.5%	$47.63
Madison Centre	CBD Seattle WA	1	755,158	76.5%	79.5%	62.76
Subtotal		2	1,517,260	80.2%	83.0%	$54.80

WASHINGTON, DC [8]
Office
901 New York Avenue [7]	East End Washington DC	1	523,939	81.7%	82.5%	$67.73
Market Square North (50% ownership) [4]	East End Washington DC	1	417,298	77.9%	77.9%	72.05
2100 Pennsylvania Avenue [7]	CBD Washington DC	1	475,849	92.2%	95.0%	78.53
2200 Pennsylvania Avenue	CBD Washington DC	1	459,811	94.9%	94.9%	89.33
1330 Connecticut Avenue	CBD Washington DC	1	253,579	87.4%	87.4%	71.13
Sumner Square	CBD Washington DC	1	219,412	87.6%	87.6%	48.24
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,900	98.5%	98.5%	81.73
Capital Gallery	Southwest Washington DC	1	176,809	80.8%	80.8%	55.99
Subtotal		8	2,757,597	87.5%	88.1%	$73.42

Reston Next	Reston VA	2	1,063,284	91.4%	97.2%	$60.88
South of Market	Reston VA	3	624,492	99.6%	99.6%	55.75
Fountain Square	Reston VA	2	524,589	90.5%	93.8%	52.83
One Freedom Square	Reston VA	1	428,385	82.4%	82.4%	53.31
Two Freedom Square	Reston VA	1	423,222	99.8%	99.8%	53.14
One and Two Discovery Square	Reston VA	2	366,989	89.7%	89.7%	52.43
One Reston Overlook	Reston VA	1	319,519	91.3%	100.0%	48.33
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	100.0%	72.49
Reston Corporate Center	Reston VA	2	261,046	100.0%	100.0%	49.24
Democracy Tower	Reston VA	1	259,441	99.3%	99.3%	66.66
Fountain Square Retail [5]	Reston VA	1	197,081	93.5%	94.9%	50.90
Two Reston Overlook	Reston VA	1	134,615	100.0%	100.0%	53.65
Avant Retail [5]	Reston VA	1	26,179	100.0%	100.0%	61.88
Subtotal		19	4,904,651	93.9%	96.1%	$56.43

Q2 2024
In-service property listing (continued)

as of June 30, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
7750 Wisconsin Avenue (50% ownership) [4]	Bethesda/Chevy Chase MD	1	735,573	100.0%		100.0%		$38.99
Wisconsin Place Office	Montgomery County MD	1	294,040	52.0%		57.6%		55.51
Subtotal		2	1,029,613	86.3%		87.9%		$41.83

Subtotal Washington, DC CBD		29	8,691,861	90.9%		92.6%		$59.94

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
Subtotal		1	517,783

	CBD Total	103	41,215,375	90.4%	10	92.2%	10	$85.30	10

	BXP’s Share of CBD			90.6%	10	92.3%	10
SUBURBAN
BOSTON
Office
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	3	838,794	63.3%		63.3%		$49.78
Reservoir Place	Route 128 Mass Turnpike MA	1	526,215	38.4%		49.4%		43.41
140 Kendrick Street [6]	Route 128 Mass Turnpike MA	3	418,600	73.3%		73.3%		56.94
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%		100.0%		58.57
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	82.4%		83.7%		43.28
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	95.2%		95.2%		47.06
200 West Street	Route 128 Mass Turnpike MA	1	273,365	94.5%		94.5%		84.33
880 Winter Street	Route 128 Mass Turnpike MA	1	243,618	100.0%		100.0%		102.53
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	97.1%		97.1%		56.05
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.1%		98.1%		57.38
77 CityPoint	Route 128 Mass Turnpike MA	1	209,711	83.9%		100.0%		54.67
890 Winter Street	Route 128 Mass Turnpike MA	1	179,312	56.6%		56.6%		49.00
153 & 211 Second Avenue	Route 128 Mass Turnpike MA	2	137,545	—%		18.5%		—
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	120,681	100.0%		100.0%		56.21
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%		100.0%		51.90
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%		100.0%		63.35
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%		100.0%		77.00
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%		100.0%		26.94
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%		100.0%		67.34
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%		100.0%		46.49
Subtotal		25	4,677,825	76.8%		79.4%		$58.13

NEW YORK
Office
510 Carnegie Center	Princeton NJ	1	234,160	33.5%		68.5%		$43.05
206 Carnegie Center	Princeton NJ	1	161,763	—%		—%		—
210 Carnegie Center	Princeton NJ	1	159,468	33.2%		33.2%		40.76
212 Carnegie Center	Princeton NJ	1	148,942	74.2%		82.4%		37.22
214 Carnegie Center	Princeton NJ	1	146,799	65.9%		66.5%		37.81
506 Carnegie Center	Princeton NJ	1	139,050	82.1%		82.1%		40.60
508 Carnegie Center	Princeton NJ	1	134,433	100.0%		100.0%		43.03
202 Carnegie Center	Princeton NJ	1	134,068	66.2%		68.2%		41.41
804 Carnegie Center	Princeton NJ	1	130,000	100.0%		100.0%		41.52
101 Carnegie Center	Princeton NJ	1	122,791	82.6%		100.0%		39.86
504 Carnegie Center	Princeton NJ	1	121,990	100.0%		100.0%		36.34
502 Carnegie Center	Princeton NJ	1	121,460	98.6%		98.6%		39.04
701 Carnegie Center	Princeton NJ	1	120,000	100.0%		100.0%		42.82
104 Carnegie Center	Princeton NJ	1	102,930	63.8%		64.8%		40.14

Q2 2024
In-service property listing (continued)

as of June 30, 2024
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
103 Carnegie Center	Princeton NJ	1	96,331	72.0%		72.0%		37.42
302 Carnegie Center	Princeton NJ	1	64,926	100.0%		100.0%		35.96
211 Carnegie Center	Princeton NJ	1	47,025	100.0%		100.0%		37.52
201 Carnegie Center	Princeton NJ	—	6,500	100.0%		100.0%		33.83
Subtotal		17	2,192,636	69.5%		74.9%		$39.83

SAN FRANCISCO
Office
Gateway Commons (50% ownership) [4]	South San Francisco CA	5	788,273	71.7%		72.9%		$72.32
751 Gateway (49% ownership) [4,7]	South San Francisco CA	1	230,592	100.0%		100.0%		93.51
Mountain View Research Park	Mountain View CA	15	542,264	60.7%		60.7%		73.09
2440 West El Camino Real	Mountain View CA	1	142,789	56.8%		56.8%		102.14
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%		100.0%		52.42
North First Business Park [9]	San Jose CA	5	190,636	58.6%		58.6%		26.11
Subtotal		28	1,924,174	70.0%		70.5%		$73.72

WASHINGTON, DC
Office
Kingstowne Two	Springfield VA	1	156,005	75.7%		75.7%		$41.10
Kingstowne One	Springfield VA	1	153,601	34.2%		34.2%		39.29
Kingstowne Retail [5]	Springfield VA	1	88,288	100.0%		100.0%		31.51
Subtotal		3	397,894	65.1%		65.1%		$37.46

	Suburban Total	73	9,192,529	73.1%		75.8%		$56.32

	BXP’s Share of Suburban			72.6%		75.5%

Total In-Service Properties:		176	50,407,904	87.1%	10	89.1%	10	$80.70	10

BXP’s Share of Total In-Service Properties: [3]				86.9%	10	88.8%	10

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. For additional detail, see pages 39-55.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4This is an unconsolidated joint venture property.
5This is a retail property.
6Prudential Center (retail shops) includes 760 Boylston Street, an approximately 118,000 net rentable square feet redevelopment that was completed and fully placed in-service during the second quarter of 2024. 140 Kendrick Street includes 140 Kendrick Street – Building A, an approximately 104,000 net rentable square feet redevelopment which was completed and fully placed in-service during the third quarter of 2023. 760 Boylston Street and 140 Kendrick Street – Building A are not included in the Same Property analysis.
7Not included in the Same Property analysis.
8 During the first quarter of 2024, the Company reassessed the classifications of its assets as either CBD or Suburban and that certain assets such as those in Reston, Virginia are located in areas with characteristics that more closely align with our definition of CBD due to their diverse live, work, and play environment. As a result, these assets are classified as CBD.
9 Property held for redevelopment.
10 Excludes hotel and residential properties. For additional detail, see pages 20-21.

Q2 2024
Top 20 clients listing and portfolio client diversification
as of June 30, 2024
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.33%	7.7
2	Google	2.87%	12.8
3	Biogen	2.48%	3.3
4	Akamai Technologies	2.14%	10.3
5	Kirkland & Ellis	1.71%	13.3
6	Snap	1.57%	9.1
7	Fannie Mae	1.50%	13.2
8	Ropes & Gray	1.39%	5.8
9	Millennium Management	1.22%	6.5
10	Wellington Management	1.19%	11.7
11	Microsoft	1.11%	9.2
12	Weil Gotshal & Manges	1.08%	9.9
13	Allen Overy Shearman Sterling	1.04%	17.1
14	Arnold & Porter Kaye Scholer	1.01%	8.0
15	Bank of America	0.88%	11.2
16	Morrison & Foerster	0.85%	6.2
17	Leidos	0.83%	8.9
18	Wilmer Cutler Pickering Hale	0.83%	14.4
19	Aramis (Estee Lauder)	0.82%	15.8
20	Mass Financial Services	0.79%	13.7
	BXP’s Share of Annualized Rental Obligations	28.65%
	BXP’s Share of Square Feet [1]	22.47%
	Weighted Average Remaining Lease Term (years)		9.9

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca	290 Binney Street	573,000
The Broad Institute	300 Binney Street	225,000
CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q2 2024
Occupancy by location
as of June 30, 2024

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Jun-24	31-Mar-24	30-Jun-24	31-Mar-24	30-Jun-24	31-Mar-24
Boston	95.3%	95.3%	76.8%	79.3%	89.8%	90.4%
Los Angeles	85.0%	86.1%	—%	—%	85.0%	86.1%
New York	90.8%	91.5%	69.5%	71.3%	87.0%	88.0%
San Francisco	84.0%	86.6%	70.0%	75.7%	80.5%	83.9%
Seattle	80.2%	81.8%	—%	—%	80.2%	81.8%
Washington, DC	90.9%	90.8%	65.1%	65.8%	89.8%	89.7%
Total Portfolio	90.4%	91.0%	73.1%	76.1%	87.1%	88.2%

SAME PROPERTY OFFICE PROPERTIES 1, 2, 3 - Year-over-Year

	CBD		Suburban		Total
Location	30-Jun-24	30-Jun-23	30-Jun-24	30-Jun-23	30-Jun-24	30-Jun-23
Boston	95.3%	95.6%	76.3%	82.2%	89.6%	91.6%
Los Angeles	87.8%	87.7%	—%	—%	87.8%	87.7%
New York	90.8%	90.3%	69.5%	79.9%	87.0%	88.5%
San Francisco	84.0%	89.1%	65.9%	85.2%	79.9%	88.2%
Seattle	80.2%	87.9%	—%	—%	80.2%	87.9%
Washington, DC	91.5%	89.6%	65.1%	72.7%	90.2%	88.8%
Total Portfolio	90.7%	91.3%	72.1%	81.8%	87.1%	89.5%
_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2During the first quarter of 2024, the Company reassessed the classifications of its assets as either CBD or Suburban and that certain assets such as those in Reston, Virginia are located in areas with characteristics that more closely align with our definition of CBD due to their diverse live, work, and play environment. As a result, these assets are classified as CBD. Comparative period has been updated to reflect the same presentation.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q2 2024
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$4,405,074
Unsecured Line of Credit	—
Unsecured Term Loan	700,000
Unsecured Commercial Paper	500,000
Unsecured Senior Notes, at face value	9,850,000
Outstanding Principal	15,455,074
Discount on Unsecured Senior Notes	(11,934)
Deferred Financing Costs, Net	(68,360)
Fair Value Debt Adjustment	(7,306)
Consolidated Debt	$15,367,474
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP [1]	Stated [2]	Outstanding Principal
901 New York Avenue	January 5, 2025	7.69%	3.61%	$205,074
Santa Monica Business Park	July 19, 2025	6.53%	4.06%	300,000
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
90 Broadway, 325 Main Street, 355 Main Street and Kendall Center Green Garage	October 26, 2028	6.27%	6.04%	600,000
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	1,000,000
Total				$4,405,074
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 3

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	$850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
5 Year Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
12 Year Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
10.7 Year Unsecured Senior Notes (“green bonds”)	January 15, 2034	6.62%	6.50%	750,000
				$9,850,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [4]
Common Stock	157,098	157,098	$9,670,953
Common Operating Partnership Units	19,136	19,136	1,178,012
Total Equity		176,234	$10,848,965

Consolidated Debt (A)			$15,367,474
Add: BXP’s share of unconsolidated joint venture debt [5]			1,379,131
Less: Partners’ share of consolidated debt [6]			1,361,372
BXP’s Share of Debt [7] (B)			$15,385,233

Consolidated Market Capitalization (C)			$26,216,439
BXP’s Share of Market Capitalization [7] (D)			$26,234,198
Consolidated Debt/Consolidated Market Capitalization (A÷C)			58.62%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [7] (B÷D)			58.65%
_____________
1The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions and adjustments required to reflect loans and swaps at their fair values upon consolidation.
2The stated interest rate includes the effects of hedging transactions.

Q2 2024
Capital structure (continued)
3All unsecured senior notes are rated BBB (negative), and Baa2 (stable) by S&P and Moody’s, respectively.
4Values are based on the June 28, 2024 closing price of $61.56 per share of BXP common stock.
5Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 36.
6Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 34.
7See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.

Q2 2024
Debt analysis [1]
as of June 30, 2024
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES JUNE 15, 2026

	Facility	Outstanding at June 30, 2024	Remaining Capacity at June 30, 2024
Unsecured Line of Credit	$2,000,000	$—	$2,000,000
Less:
Unsecured Commercial Paper [2]			500,000
Letters of Credit			6,627
Total Remaining Capacity			$1,493,373

UNSECURED TERM LOAN - MATURES MAY 16, 2025

	Facility	Outstanding at June 30, 2024
Unsecured Term Loan	$700,000	$700,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [3]	Maturity (years)
Unsecured Debt	71.55%	4.05%	4.14%	4.5
Secured Debt	28.45%	3.69%	4.22%	3.9
Consolidated Debt	100.00%	3.94%	4.16%	4.4

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [3]	Maturity (years)
Floating Rate Debt [2]	7.80%	5.84%	5.97%	0.5
Fixed Rate Debt [4]	92.20%	3.78%	4.01%	4.7
Consolidated Debt	100.00%	3.94%	4.16%	4.4
_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 36.
2The $500.0 million commercial paper program is backstopped by available capacity under the unsecured credit facility. As such, the Company intends to maintain, at a minimum, availability under its unsecured credit facility in an amount equal to the amount of commercial paper notes outstanding. The term of the notes issued under the commercial paper program vary but may not exceed one year from the date of issuance. The commercial paper notes are included in the Company’s floating rate debt statistics. The weighted average interest rate of the commercial paper notes outstanding at June 30, 2024 was approximately 5.60% per annum and have a weighted-average maturity of 49 days from the date of issuance.
3The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions and adjustments required to reflect loans and swaps at their fair values upon consolidation.
4The Fixed Rate Debt includes the effects of hedging transactions.

Q2 2024
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of June 30, 2024 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	47.3%	44.4%
Secured Debt/Total Assets	Less than 50%	16.6%	15.6%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.15	3.15
Unencumbered Assets/ Unsecured Debt	Greater than 150%	239.7%	259.1%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q2 2024
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	30-Jun-24	31-Mar-24
Net income attributable to BXP, Inc.	$79,615	$79,883
Add:
Noncontrolling interest - common units of the Operating Partnership	9,509	9,500
Noncontrolling interest in property partnerships	17,825	17,221
Net income	106,949	106,604
Add:
Interest expense	149,642	161,891
Depreciation and amortization expense	219,542	218,716
Impairment loss	—	13,615
Less:
Income (loss) from unconsolidated joint ventures	(5,799)	19,186
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	32,679	36,472
EBITDAre [1]	514,611	518,112
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	48,910	47,799
BXP’s Share of EBITDAre [1] (A)	465,701	470,313
Add:
Stock-based compensation expense	15,976	18,527
BXP’s Share of straight-line ground rent expense adjustment [1]	728	659
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	3,216	5,325
Less:
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	189
BXP’s Share of straight-line rent [1]	16,783	39,484
BXP’s Share of fair value lease revenue [1]	2,361	2,392
BXP’s Share of amortization and accretion related to sales type lease [1]	274	269
BXP’s Share of EBITDAre – cash [1]	$466,203	$452,490

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,862,804	$1,881,252

Reconciliation of BXP’s Share of Net Debt 1

	30-Jun-24	31-Mar-24
Consolidated debt	$15,367,474	$15,362,324
Less:
Cash and cash equivalents	685,376	701,695
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	14,682,098	14,660,629
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,379,131	1,373,986
Partners’ share of cash and cash equivalents from consolidated joint ventures	163,840	130,747
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	97,518	84,574
Partners’ share of consolidated joint venture debt [3]	1,361,372	1,360,873
BXP’s share of related party note receivables	30,500	30,500
BXP’s Share of Net Debt [1] (B)	$14,735,679	$14,689,415

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.91	7.81
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended June 30, 2024, see pages 36 and 65.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended June 30, 2024, see pages 34 and 63.
4BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q2 2024
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Jun-24	31-Mar-24
BXP’s Share of interest expense [1,2]	$156,411	$168,767
Less:
BXP’s Share of hedge amortization, net of costs [1]	2,030	2,030
BXP’s share of fair value interest adjustment [1]	4,705	4,801
BXP’s Share of amortization of financing costs [1]	4,950	5,315
Adjusted interest expense excluding capitalized interest (A)	144,726	156,621
Add:
BXP’s Share of capitalized interest [1]	13,767	12,748
Adjusted interest expense including capitalized interest (B)	$158,493	$169,369

BXP’s Share of EBITDAre – cash [1,3] (C)	$466,203	$452,490

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	3.22	2.89
Interest Coverage Ratio (including capitalized interest) (C÷B)	2.94	2.67

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Jun-24	31-Mar-24
BXP’s Share of interest expense [1,2]	$156,411	$168,767
Less:
BXP’s Share of hedge amortization, net of costs [1]	2,030	2,030
BXP’s share of fair value interest adjustment [1]	4,705	4,801
BXP’s Share of amortization of financing costs [1]	4,950	5,315
Add:
BXP’s Share of capitalized interest [1]	13,767	12,748
BXP’s Share of maintenance capital expenditures [1]	14,491	11,044
Hotel improvements, equipment upgrades and replacements	112	182
Total Fixed Charges (A)	$173,096	$180,595

BXP’s Share of EBITDAre – cash [1,3] (B)	$466,203	$452,490
Fixed Charge Coverage Ratio (B÷A)	2.69	2.51

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
2For the three months ended June 30, 2024, includes an approximately $9.5 million one-time, non-cash decrease in interest expense. The decrease is the result of updating our Skylyne ground lease purchase assumption resulting in a decrease of previously recorded finance lease interest expense.
3For a quantitative reconciliation of BXP’s Share of EBITDAre – cash, see page 32.

Q2 2024
Consolidated joint ventures
d
as of June 30, 2024
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	767 Fifth Avenue			Total Consolidated
ASSETS	(The GM Building) [1]		Norges Joint Ventures [1,2]	Joint Ventures

Real estate, net	$3,191,221		$2,931,362	$6,122,583
Cash and cash equivalents	135,315		243,809	379,124
Other assets	286,840		429,975	716,815
Total assets	$3,613,376		$3,605,146	$7,218,522

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,289,734		$989,855	$3,279,589
Other liabilities	69,567		311,478	381,045
Total liabilities	2,359,301		1,301,333	3,660,634
Equity:
BXP, Inc.	754,044		1,002,263	1,756,307
Noncontrolling interests	500,031		1,301,550	1,801,581	[3]
Total equity	1,254,075		2,303,813	3,557,888
Total liabilities and equity	$3,613,376		$3,605,146	$7,218,522

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [4]	$54,126		$109,714	$163,840

Partners’ share of consolidated debt [4]	$915,937	[5]	$445,435	$1,361,372

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Norges Joint Ventures include Times Square Tower, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street.
3Amount excludes preferred shareholders’ capital.
4Amounts represent the partners’ share based on their respective ownership percentages.
5Amount adjusted for basis differentials.

Q2 2024
Consolidated joint ventures (continued)
for the three months ended June 30, 2024
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$76,401	$104,616	$181,017
Straight-line rent	5,601	686	6,287
Fair value lease revenue	(27)	—	(27)
Termination income	—	89	89
Total lease revenue	81,975	105,391	187,366
Parking and other	30	1,993	2,023
Total rental revenue [3]	82,005	107,384	189,389
Expenses
Operating	33,849	41,383	75,232
Net Operating Income (NOI)	48,156	66,001	114,157

Other income (expense)
Development and management services revenue	—	209	209
Gains from investments in securities	—	3	3
Interest and other income	1,570	2,033	3,603
Interest expense	(21,176)	(7,589)	(28,765)
Depreciation and amortization expense	(17,320)	(25,714)	(43,034)
Transaction costs	—	(5)	(5)
General and administrative expense	(47)	(109)	(156)
Total other income (expense)	(36,973)	(31,172)	(68,145)
Net income	$11,183	$34,829	$46,012

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Net income	$11,183	$34,829	$46,012
Add: Depreciation and amortization expense	17,320	25,714	43,034
Entity FFO	$28,503	$60,543	$89,046

Noncontrolling interest in property partnerships (Partners’ NCI) [4]	$3,439	$14,386	$17,825
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	7,291	11,912	19,203
Partners’ share FFO [4]	$10,730	$26,298	$37,028

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$7,744	$20,443	$28,187
Depreciation and amortization expense - BXP’s basis difference	61	385	446
BXP’s share of depreciation and amortization expense	9,968	13,417	23,385
BXP’s share of FFO	$17,773	$34,245	$52,018
_____________
1 Norges Joint Ventures include Times Square Tower, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q2 2024
Unconsolidated joint ventures [1]

as of June 30, 2024
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway	50.00%	$—	$—	—	—%	—%
100 Causeway Street [3]	50.00%	56,602	166,747	September 5, 2024	6.80%	6.95%
Podium	50.00%	44,223	76,798	September 8, 2025	7.35%	7.75%
Hub50House	50.00%	42,547	91,957	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	13,863	—	—	—	—%
1265 Main Street	50.00%	3,562	16,988	January 1, 2032	3.77%	3.84%
Los Angeles
Colorado Center	50.00%	235,144	274,722	August 9, 2027	3.56%	3.59%
Beach Cities Media Center	50.00%	27,049	—	—	—%	—%
New York
360 Park Avenue South [4]	71.11%	58,546	156,118	December 14, 2024	7.83%	8.28%
Dock 72	50.00%	(8,154)	98,845	December 18, 2025	7.84%	8.11%
200 Fifth Avenue	26.69%	75,108	151,689	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [5]	25.00%	114,223	20,000	August 7, 2024	8.94%	8.94%
San Francisco
Platform 16	55.00%	55,689	—	—	—%	—%
Gateway Commons	50.00%	388,599	—	—	—%	—%
751 Gateway	49.00%	98,117	—	—	—%	—%
Seattle
Safeco Plaza [6]	33.67%	46,222	83,927	September 1, 2026	4.82%	7.73%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	49,445	125,616	April 26, 2025	6.68%	6.83%
1001 6th Street	50.00%	45,923	—	—	—%	—%
13100 & 13150 Worldgate Drive	50.00%	18,360	—	—	—%	—%
Market Square North	50.00%	(12,160)	62,345	November 10, 2025	7.74%	7.92%
Wisconsin Place Parking Facility	33.33%	30,099	—	—	—%	—%
500 North Capitol Street, N.W. [7]	30.00%	(11,198)	31,215	June 5, 2026	6.83%	7.16%
Skymark - Reston Next Residential	20.00%	15,496	22,164	May 13, 2026	7.33%	7.65%
		1,387,305
Investments with deficit balances reflected within Other Liabilities		31,512
Investments in Unconsolidated Joint Ventures		$1,418,817
Mortgage/Construction Loans Payable, Net			$1,379,131

Q2 2024
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	53.35%	7.06%	7.61%	0.9
Fixed Rate Debt	46.65%	4.49%	4.87%	6.8
Total Debt	100.00%	5.86%	6.33%	3.6

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees, the effects of hedging transactions (if any) and adjustments required under Accounting Standards Codification 805 “Business Combinations” to reflect loans at their fair values (if any).
3On July 18, 2024, the loan maturity date was extended to September 5, 2025.
4The Company’s partner will fund required capital until their aggregate investment is approximately 29% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests. See page 15 for more information.
5The Company has provided $80.0 million of mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets. As of June 30, 2024, the loan had an outstanding balance, including accrued interest, of approximately $113.8 million.
6Safeco Plaza entered into an interest rate cap agreement during Q3 2023 that capped SOFR at 2.50%.
7The indebtedness consists of (x) a $70.0 million mortgage loan payable (Note A) which bears interest at a fixed rate of 6.23% per annum, and (y) a $35.0 million mortgage loan payable (Note B) which bears interest at a fixed rate of 8.03% per annum. The Company provided $10.5 million (or 30%) of the Note B mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets.

Q2 2024
Unconsolidated joint ventures (continued)
for the three months ended June 30, 2024
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$25,662	$19,130		$21,853		$13,110		$7,078	$17,882	$104,715
Straight-line rent	1,084	(793)		1,549		3,780		548	35	6,203
Fair value lease revenue	—	—		1,538		15		1,087	—	2,640
Termination income	—	—		—		—		—	—	—
Amortization and accretion related to sales type lease	56	—		—		—		—	—	56
Total lease revenue	26,802	18,337		24,940		16,905		8,713	17,917	113,614
Parking and other	—	1,743		304		274		635	974	3,930
Total rental revenue [3]	26,802	20,080		25,244		17,179		9,348	18,891	117,544
Expenses
Operating	9,419	6,800		13,783		7,728		3,594	5,023	46,347
Net operating income/(loss)	17,383	13,280		11,461		9,451		5,754	13,868	71,197

Other income/(expense)
Development and management services revenue	—	—		557		—		—	4	561
Interest and other income (loss)	226	825		260		4		165	567	2,047
Interest expense	(11,349)	(4,998)		(13,445)		—		(4,788)	(8,719)	(43,299)
Unrealized gain on derivative instruments	—	—		848		—		—	—	848
Transaction costs	—	(5)		—		—		—	—	(5)
Depreciation and amortization expense	(8,669)	(5,345)		(8,727)		(6,646)		(4,660)	(4,349)	(38,396)
General and administrative expense	—	—		(89)		(13)		(2)	(2)	(106)
Total other income/(expense)	(19,792)	(9,523)		(20,596)		(6,655)		(9,285)	(12,499)	(78,350)
Net income/(loss)	$(2,409)	$3,757		$(9,135)		$2,796		$(3,531)	$1,369	$(7,153)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$(1,205)	$1,875		$(4,282)		$1,303		$(1,193)	$758	$(2,744)
Basis differential
Straight-line rent	$—	$91	[4]	$228	[4]	$6	[4]	$—	$—	$325
Fair value lease revenue	—	305	[4]	117	[4]	(219)	[4]	—	—	203
Fair value interest adjustment	—	—		(499)		—		—	—	(499)
Amortization of financing costs	—	—		111		—		—	—	111
Unrealized gain on derivative instruments	—	—		(226)		—		—	—	(226)
Depreciation and amortization expense	(8)	(1,112)	[4]	(1,480)	[4]	(537)	[4]	275	(107)	(2,969)
Total basis differential [5]	(8)	(716)	[4]	(1,749)	[4]	(750)	[4]	275	(107)	(3,055)
Income/(loss) from unconsolidated joint ventures	(1,213)	1,159		(6,031)		553		(918)	651	(5,799)
Add:
BXP’s share of depreciation and amortization expense	4,342	3,784		4,585		3,848		1,294	1,974	19,827
BXP’s share of FFO	$3,129	$4,943		$(1,446)		$4,401		$376	$2,625	$14,028
_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 22-25.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
5 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q2 2024
Lease expirations - All in-service properties[1,2,3]

as of June 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2024	1,425,834	1,289,744	86,146,800	66.79	86,576,543	67.13	3.22%	[4]
2025	2,739,994	2,334,660	170,192,086	72.90	172,017,718	73.68	5.83%
2026	2,522,757	2,192,347	167,858,048	76.57	172,780,503	78.81	5.48%
2027	2,358,839	2,135,385	164,905,610	77.23	172,489,596	80.78	5.34%
2028	3,334,063	2,652,726	225,017,980	84.83	240,964,339	90.84	6.63%
2029	3,554,697	3,068,917	224,726,605	73.23	248,737,354	81.05	7.67%
2030	2,982,231	2,883,590	220,762,930	76.56	245,553,814	85.16	7.20%
2031	2,290,703	2,014,876	176,343,947	87.52	194,650,790	96.61	5.03%
2032	2,331,702	2,057,846	159,766,800	77.64	184,346,324	89.58	5.14%
2033	2,604,161	2,460,549	194,434,767	79.02	228,743,344	92.96	6.15%
Thereafter	13,759,116	11,029,695	890,223,601	80.71	1,079,468,301	97.87	27.56%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2024	27,977	26,977	1,703,123	63.13	1,703,123	63.13	1.11%	[4]
2025	84,361	83,161	6,441,620	77.46	6,553,063	78.80	3.44%
2026	107,397	97,708	22,286,434	228.09	23,186,645	237.31	4.04%
2027	130,046	119,630	13,604,008	113.72	14,085,192	117.74	4.94%
2028	99,264	97,487	11,354,400	116.47	11,695,326	119.97	4.03%
2029	149,187	143,241	15,394,811	107.47	16,277,392	113.64	5.92%
2030	153,077	117,777	10,310,478	87.54	11,391,782	96.72	4.87%
2031	85,075	78,211	6,261,911	80.06	7,053,924	90.19	3.23%
2032	101,253	99,544	7,471,070	75.05	8,646,149	86.86	4.11%
2033	472,047	438,644	30,983,758	70.64	35,920,852	81.89	18.13%
Thereafter	742,301	566,642	70,749,864	124.86	85,048,871	150.09	23.41%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2024	1,453,811	1,316,721	87,849,923	66.72	88,279,666	67.05	3.10%	[4]
2025	2,824,355	2,417,821	176,633,706	73.05	178,570,781	73.86	5.70%
2026	2,630,154	2,290,055	190,144,482	83.03	195,967,148	85.57	5.40%
2027	2,488,885	2,255,015	178,509,618	79.16	186,574,788	82.74	5.31%
2028	3,433,327	2,750,213	236,372,380	85.95	252,659,665	91.87	6.48%
2029	3,703,884	3,212,158	240,121,416	74.75	265,014,746	82.50	7.57%
2030	3,135,308	3,001,367	231,073,408	76.99	256,945,596	85.61	7.07%
2031	2,375,778	2,093,087	182,605,858	87.24	201,704,714	96.37	4.93%
2032	2,432,955	2,157,390	167,237,870	77.52	192,992,473	89.46	5.08%
2033	3,076,208	2,899,193	225,418,525	77.75	264,664,196	91.29	6.83%
Thereafter	14,501,417	11,596,337	960,973,465	82.87	1,164,517,172	100.42	27.32%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2024
Lease expirations - Boston region in-service properties [1,2,3]
as of June 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	209,584	201,700	10,450,158	51.81	10,450,158	51.81	[4]
2025	802,395	766,770	45,141,940	58.87	45,616,396	59.49
2026	800,084	763,086	53,113,886	69.60	54,747,401	71.74
2027	691,470	683,670	51,016,018	74.62	52,848,916	77.30
2028	989,077	971,676	88,243,311	90.82	94,504,280	97.26
2029	1,248,913	1,115,427	70,235,896	62.97	79,835,975	71.57
2030	1,635,106	1,622,433	112,824,091	69.54	125,229,261	77.19
2031	614,746	547,909	36,437,231	66.50	40,108,963	73.20
2032	593,623	593,623	52,365,556	88.21	58,952,185	99.31
2033	466,430	455,679	33,563,308	73.66	37,929,322	83.24
Thereafter	4,806,799	3,878,765	326,334,438	84.13	393,285,522	101.39

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	21,014	21,014	1,259,376	59.93	1,259,376	59.93
2025	36,312	35,997	2,914,700	80.97	2,914,700	80.97
2026	26,513	26,513	5,359,147	202.13	5,497,640	207.36
2027	69,268	62,954	10,241,640	162.69	10,519,382	167.10
2028	46,656	46,656	7,063,973	151.41	7,325,739	157.02
2029	64,171	62,821	8,523,497	135.68	8,790,847	139.93
2030	100,574	65,274	6,200,290	94.99	6,571,165	100.67
2031	4,266	4,266	575,610	134.93	631,967	148.14
2032	65,011	64,420	4,943,767	76.74	5,663,677	87.92
2033	284,391	250,988	20,564,545	81.93	24,081,011	95.94
Thereafter	332,867	290,480	20,996,938	72.28	23,257,805	80.07

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	230,598	222,714	11,709,534	52.58	11,709,534	52.58	[4]
2025	838,707	802,767	48,056,640	59.86	48,531,096	60.45
2026	826,597	789,599	58,473,033	74.05	60,245,041	76.30
2027	760,738	746,624	61,257,658	82.05	63,368,298	84.87
2028	1,035,733	1,018,332	95,307,284	93.59	101,830,019	100.00
2029	1,313,084	1,178,248	78,759,393	66.84	88,626,822	75.22
2030	1,735,680	1,687,707	119,024,381	70.52	131,800,426	78.09
2031	619,012	552,175	37,012,841	67.03	40,740,930	73.78
2032	658,634	658,043	57,309,323	87.09	64,615,862	98.19
2033	750,821	706,667	54,127,853	76.60	62,010,333	87.75
Thereafter	5,139,666	4,169,245	347,331,376	83.31	416,543,327	99.91
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2024
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of June 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	46,689	43,234	2,639,246	61.05	2,639,246	61.05	[4]
Q3 2024	92,687	88,258	4,032,345	45.69	4,032,345	45.69
Q4 2024	70,208	70,208	3,778,567	53.82	3,778,567	53.82
Total 2024	209,584	201,700	10,450,158	51.81	10,450,158	51.81

Q1 2025	40,512	38,571	2,324,933	60.28	2,334,548	60.53
Q2 2025	592,333	578,907	32,529,336	56.19	32,817,256	56.69
Q3 2025	23,108	21,994	1,617,896	73.56	1,644,252	74.76
Q4 2025	146,442	127,298	8,669,774	68.11	8,820,340	69.29
Total 2025	802,395	766,770	45,141,940	58.87	45,616,396	59.49

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	6,127	6,127	551,855	90.07	551,855	90.07
Q4 2024	14,887	14,887	707,521	47.53	707,521	47.53
Total 2024	21,014	21,014	1,259,376	59.93	1,259,376	59.93

Q1 2025	27,591	27,276	1,690,042	61.96	1,690,042	61.96
Q2 2025	3,674	3,674	415,179	113.00	415,179	113.00
Q3 2025	5,047	5,047	809,480	160.39	809,480	160.39
Q4 2025	—	—	—	—	—	—
Total 2025	36,312	35,997	2,914,700	80.97	2,914,700	80.97

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	46,689	43,234	2,639,246	61.05	2,639,246	61.05	[4]
Q3 2024	98,814	94,385	4,584,200	48.57	4,584,200	48.57
Q4 2024	85,095	85,095	4,486,088	52.72	4,486,088	52.72
Total 2024	230,598	222,714	11,709,534	52.58	11,709,534	52.58

Q1 2025	68,103	65,847	4,014,975	60.97	4,024,590	61.12
Q2 2025	596,007	582,581	32,944,515	56.55	33,232,435	57.04
Q3 2025	28,155	27,041	2,427,376	89.77	2,453,732	90.74
Q4 2025	146,442	127,298	8,669,774	68.11	8,820,340	69.29
Total 2025	838,707	802,767	48,056,640	59.86	48,531,096	60.45
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2024
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of June 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	233,599	233,599	16,069,412	68.79	16,405,995	70.23
2025	38,285	38,285	2,959,929	77.31	3,057,118	79.85
2026	4,573	4,573	315,921	69.08	340,596	74.48
2027	29,618	29,618	1,891,824	63.87	2,061,039	69.59
2028	246,857	149,060	12,133,399	81.40	13,768,490	92.37
2029	415,771	240,815	16,660,930	69.19	19,139,431	79.48
2030	19,977	19,977	1,270,132	63.58	1,606,607	80.42
2031	—	—	—	—	—	—
2032	237,933	118,967	9,860,429	82.88	12,581,803	105.76
2033	186,894	93,447	6,267,128	67.07	10,968,762	117.38
Thereafter	494,641	494,641	36,068,167	72.92	45,668,617	92.33

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	2,000	1,000	7,884	7.88	7,884	7.88
2025	7,851	6,966	683,273	98.09	702,975	100.92
2026	—	—	—	—	—	—
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	38,118	2,255,700	59.18	2,490,720	65.34
2030	5,283	5,283	650,875	123.20	746,452	141.29
2031	—	—	—	—	—	—
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
Thereafter	23,820	14,824	892,449	60.21	875,875	59.09

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	235,599	234,599	16,077,296	68.53	16,413,879	69.97
2025	46,136	45,251	3,643,202	80.51	3,760,093	83.09
2026	4,573	4,573	315,921	69.08	340,596	74.48
2027	29,618	29,618	1,891,824	63.87	2,061,039	69.59
2028	246,857	149,060	12,133,399	81.40	13,768,490	92.37
2029	453,889	278,933	18,916,630	67.82	21,630,151	77.55
2030	25,260	25,260	1,921,007	76.05	2,353,059	93.15
2031	—	—	—	—	—	—
2032	237,933	118,967	9,860,429	82.88	12,581,803	105.76
2033	186,894	93,447	6,267,128	67.07	10,968,762	117.38
Thereafter	518,461	509,465	36,960,616	72.55	46,544,492	91.36
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2024
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of June 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	25,347	25,347	2,005,453	79.12	2,005,453	79.12
Q4 2024	208,252	208,252	14,063,959	67.53	14,400,542	69.15
Total 2024	233,599	233,599	16,069,412	68.79	16,405,995	70.23

Q1 2025	4,944	4,944	365,686	73.97	379,804	76.82
Q2 2025	766	766	49,706	64.89	49,706	64.89
Q3 2025	7,311	7,311	616,311	84.30	635,855	86.97
Q4 2025	25,264	25,264	1,928,226	76.32	1,991,754	78.84
Total 2025	38,285	38,285	2,959,929	77.31	3,057,118	79.85

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	2,000	1,000	7,884	7.88	7,884	7.88
Q4 2024	—	—	—	—	—	—
Total 2024	2,000	1,000	7,884	7.88	7,884	7.88

Q1 2025	—	—	—	—	—	—
Q2 2025	1,770	885	43,270	48.89	43,270	48.89
Q3 2025	6,081	6,081	640,003	105.25	659,705	108.49
Q4 2025	—	—	—	—	—	—
Total 2025	7,851	6,966	683,273	98.09	702,975	100.92

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	27,347	26,347	2,013,337	76.42	2,013,337	76.42
Q4 2024	208,252	208,252	14,063,959	67.53	14,400,542	69.15
Total 2024	235,599	234,599	16,077,296	68.53	16,413,879	69.97

Q1 2025	4,944	4,944	365,686	73.97	379,804	76.82
Q2 2025	2,536	1,651	92,976	56.31	92,976	56.31
Q3 2025	13,392	13,392	1,256,314	93.81	1,295,560	96.74
Q4 2025	25,264	25,264	1,928,226	76.32	1,991,754	78.84
Total 2025	46,136	45,251	3,643,202	80.51	3,760,093	83.09
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2024
Lease expirations - New York region in-service properties [1,2,3]
as of June 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	405,857	302,326	24,832,855	82.14	24,836,218	82.15	[4]
2025	990,808	682,930	59,654,742	87.35	59,735,336	87.47
2026	683,714	546,332	38,548,071	70.56	39,835,347	72.91
2027	443,910	372,804	29,129,275	78.14	29,469,996	79.05
2028	634,527	438,699	41,087,526	93.66	42,262,386	96.34
2029	934,250	850,751	74,050,761	87.04	78,913,456	92.76
2030	749,875	698,110	64,893,208	92.96	69,922,910	100.16
2031	352,583	302,464	22,756,165	75.24	24,109,879	79.71
2032	273,765	183,552	14,101,860	76.83	14,876,606	81.05
2033	347,701	311,439	34,486,006	110.73	37,592,431	120.71
Thereafter	4,668,096	3,273,405	319,888,839	97.72	372,899,514	113.92

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	4,894	4,894	450,000	91.95	510,000	104.21
2026	32,536	27,109	14,307,993	527.80	15,044,291	554.96
2027	—	—	—	—	—	—
2028	2,424	647	396,420	612.74	406,125	627.74
2029	9,577	5,671	1,901,791	335.35	2,134,290	376.35
2030	1,023	1,023	309,000	302.05	368,962	360.67
2031	12,787	9,277	1,356,290	146.20	1,546,811	166.74
2032	12,182	11,064	1,016,569	91.88	1,239,060	111.99
2033	19,279	19,279	4,219,894	218.89	4,781,718	248.03
Thereafter	275,925	154,770	42,584,075	275.14	53,521,755	345.81

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	405,857	302,326	24,832,855	82.14	24,836,218	82.15	[4]
2025	995,702	687,824	60,104,742	87.38	60,245,336	87.59
2026	716,250	573,441	52,856,064	92.17	54,879,638	95.70
2027	443,910	372,804	29,129,275	78.14	29,469,996	79.05
2028	636,951	439,346	41,483,946	94.42	42,668,511	97.12
2029	943,827	856,422	75,952,552	88.69	81,047,746	94.64
2030	750,898	699,133	65,202,208	93.26	70,291,872	100.54
2031	365,370	311,741	24,112,455	77.35	25,656,690	82.30
2032	285,947	194,616	15,118,429	77.68	16,115,666	82.81
2033	366,980	330,718	38,705,900	117.04	42,374,149	128.13
Thereafter	4,944,021	3,428,175	362,472,914	105.73	426,421,269	124.39
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2024
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of June 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	208,400	114,620	11,067,737	96.56	11,067,737	96.56	[4]
Q3 2024	131,245	125,345	9,140,979	72.93	9,140,979	72.93
Q4 2024	66,212	62,361	4,624,139	74.15	4,627,502	74.21
Total 2024	405,857	302,326	24,832,855	82.14	24,836,218	82.15

Q1 2025	491,408	207,683	20,279,552	97.65	20,292,984	97.71
Q2 2025	147,292	130,676	12,496,529	95.63	12,521,599	95.82
Q3 2025	126,901	123,072	11,329,932	92.06	11,367,118	92.36
Q4 2025	225,207	221,499	15,548,729	70.20	15,553,636	70.22
Total 2025	990,808	682,930	59,654,742	87.35	59,735,336	87.47

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	715	715	30,000	41.96	30,000	41.96
Q2 2025	—	—	—	—	—	—
Q3 2025	4,179	4,179	420,000	100.50	480,000	114.86
Q4 2025	—	—	—	—	—	—
Total 2025	4,894	4,894	450,000	91.95	510,000	104.21

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	208,400	114,620	11,067,737	96.56	11,067,737	96.56	[4]
Q3 2024	131,245	125,345	9,140,979	72.93	9,140,979	72.93
Q4 2024	66,212	62,361	4,624,139	74.15	4,627,502	74.21
Total 2024	405,857	302,326	24,832,855	82.14	24,836,218	82.15

Q1 2025	492,123	208,398	20,309,552	97.46	20,322,984	97.52
Q2 2025	147,292	130,676	12,496,529	95.63	12,521,599	95.82
Q3 2025	131,080	127,251	11,749,932	92.34	11,847,118	93.10
Q4 2025	225,207	221,499	15,548,729	70.20	15,553,636	70.22
Total 2025	995,702	687,824	60,104,742	87.38	60,245,336	87.59
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2024
Lease expirations - San Francisco region in-service properties [1,2,3]
as of June 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	225,383	204,871	17,693,979	86.37	17,783,361	86.80
2025	563,254	531,248	41,931,633	78.93	42,672,079	80.32
2026	658,495	567,403	55,514,950	97.84	56,586,161	99.73
2027	542,248	531,284	52,381,684	98.59	55,646,643	104.74
2028	649,554	619,519	56,169,117	90.67	60,852,635	98.23
2029	431,038	384,208	35,668,719	92.84	40,268,713	104.81
2030	359,484	347,871	30,271,900	87.02	35,661,120	102.51
2031	1,173,958	1,029,650	109,635,835	106.48	121,611,747	118.11
2032	342,780	312,263	25,066,302	80.27	30,491,858	97.65
2033	623,568	623,568	64,851,567	104.00	74,320,701	119.19
Thereafter	306,210	306,210	26,952,834	88.02	36,856,425	120.36

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	484	484	64,254	132.76	64,254	132.76
2025	9,603	9,603	706,460	73.57	732,896	76.32
2026	10,259	10,259	758,784	73.96	806,938	78.66
2027	12,566	12,566	418,155	33.28	530,933	42.25
2028	17,722	17,722	1,390,155	78.44	1,381,140	77.93
2029	5,368	5,368	421,088	78.44	456,627	85.06
2030	15,689	15,689	1,215,196	77.46	1,510,866	96.30
2031	30,155	26,801	1,686,079	62.91	1,915,101	71.46
2032	6,357	6,357	437,197	68.77	490,576	77.17
2033	21,063	21,063	2,033,803	96.56	2,251,047	106.87
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	225,867	205,355	17,758,233	$86.48	17,847,615	86.91
2025	572,857	540,851	42,638,093	78.84	43,404,975	80.25
2026	668,754	577,662	56,273,734	97.42	57,393,099	99.35
2027	554,814	543,850	52,799,839	97.09	56,177,576	103.30
2028	667,276	637,241	57,559,272	90.33	62,233,775	97.66
2029	436,406	389,576	36,089,807	92.64	40,725,340	104.54
2030	375,173	363,560	31,487,096	86.61	37,171,986	102.24
2031	1,204,113	1,056,451	111,321,914	105.37	123,526,848	116.93
2032	349,137	318,620	25,503,499	80.04	30,982,434	97.24
2033	644,631	644,631	66,885,370	103.76	76,571,748	118.78
Thereafter	306,210	306,210	26,952,834	88.02	36,856,425	120.36
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2024
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of June 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	46,972	36,300	2,561,753	70.57	2,588,290	71.30
Q4 2024	178,411	168,571	15,132,226	89.77	15,195,071	90.14
Total 2024	225,383	204,871	17,693,979	86.37	17,783,361	86.80

Q1 2025	70,950	69,630	5,117,146	73.49	5,126,141	73.62
Q2 2025	131,401	117,846	10,237,112	86.87	10,332,516	87.68
Q3 2025	269,442	256,115	18,286,266	71.40	18,691,475	72.98
Q4 2025	91,461	87,658	8,291,109	94.59	8,521,946	97.22
Total 2025	563,254	531,248	41,931,633	78.93	42,672,079	80.32

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	484	484	64,254	132.76	64,254	132.76
Q4 2024	—	—	—	—	—	—
Total 2024	484	484	64,254	132.76	64,254	132.76

Q1 2025	1	1	21,920	21,920.16	21,920	21,920.16
Q2 2025	3,345	3,345	169,341	50.63	169,341	50.63
Q3 2025	5,837	5,837	496,395	85.04	522,340	89.49
Q4 2025	420	420	18,803	44.77	19,294	45.94
Total 2025	9,603	9,603	706,460	73.57	732,896	76.32

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	47,456	36,784	2,626,007	71.39	2,652,544	72.11
Q4 2024	178,411	168,571	15,132,226	89.77	15,195,071	90.14
Total 2024	225,867	205,355	17,758,233	86.48	17,847,615	86.91

Q1 2025	70,951	69,631	5,139,066	73.80	5,148,061	73.93
Q2 2025	134,746	121,191	10,406,453	85.87	10,501,857	86.66
Q3 2025	275,279	261,952	18,782,661	71.70	19,213,815	73.35
Q4 2025	91,881	88,078	8,309,912	94.35	8,541,240	96.97
Total 2025	572,857	540,851	42,638,093	78.84	43,404,975	80.25
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2024
Lease expirations - Seattle region in-service properties [1,2,3]
as of June 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	968	326	19,548	59.98	19,963	61.25
2025	32,959	16,876	976,617	57.87	990,390	58.69
2026	43,521	42,653	2,531,172	59.34	2,634,307	61.76
2027	76,817	73,898	4,377,458	59.24	4,615,818	62.46
2028	649,347	312,816	17,439,493	55.75	18,693,805	59.76
2029	254,820	234,762	13,714,581	58.42	14,481,722	61.69
2030	33,054	33,054	2,018,716	61.07	2,257,566	68.30
2031	4,742	1,597	91,717	57.44	106,150	66.48
2032	64,737	51,388	3,864,087	75.19	4,559,063	88.72
2033	—	—	—	—	—	—
Thereafter	40,529	13,646	962,285	70.52	1,208,814	88.58
RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	—	—	—	—	—	—
2025	—	—	—	—	—	—
2026	3,686	1,241	95,390	76.86	95,390	76.86
2027	—	—	—	—	—	—
2028	945	945	52,787	55.86	57,229	60.56
2029	1,040	350	6,303	18.00	7,306	20.87
2030	—	—	—	—	—	—
2031	3,048	3,048	194,836	63.92	223,274	73.25
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	968	326	19,548	59.96	19,963	61.24
2025	32,959	16,876	976,617	57.87	990,390	58.69
2026	47,207	43,894	2,626,562	59.84	2,729,697	62.19
2027	76,817	73,898	4,377,458	59.24	4,615,818	62.46
2028	650,292	313,761	17,492,280	55.75	18,751,034	59.76
2029	255,860	235,112	13,720,884	58.36	14,489,028	61.63
2030	33,054	33,054	2,018,716	61.07	2,257,566	68.30
2031	7,790	4,645	286,553	61.69	329,424	70.92
2032	64,737	51,388	3,864,087	75.19	4,559,063	88.72
2033	—	—	—	—	—	—
Thereafter	40,529	13,646	962,285	70.52	1,208,814	88.58
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2024
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of June 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	968	326	19,548	59.96	19,963	61.24
Total 2024	968	326	19,548	59.96	19,963	61.24

Q1 2025	—	—	—	—	—	—
Q2 2025	19,854	6,685	330,395	49.42	330,395	49.42
Q3 2025	—	—	—	—	—	—
Q4 2025	13,105	10,191	646,223	63.41	659,995	64.76
Total 2025	32,959	16,876	976,617	57.87	990,390	58.69

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	—	—	—	—	—	—
Total 2024	—	—	—	—	—	—

Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	—	—	—	—	—	—
Total 2025	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	—	—	—	—	—	—
Q4 2024	968	326	19,548	59.96	19,963	61.24
Total 2024	968	326	19,548	59.96	19,963	61.24

Q1 2025	—	—	—	—	—	—
Q2 2025	19,854	6,685	330,395	49.42	330,395	49.42
Q3 2025	—	—	—	—	—	—
Q4 2025	13,105	10,191	646,223	63.41	659,995	64.76
Total 2025	32,959	16,876	976,617	57.87	990,390	58.69
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q2 2024
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of June 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	350,443	346,922	17,080,848	49.24	17,080,848	49.24	[4]
2025	312,293	298,551	19,527,225	65.41	19,946,399	66.81
2026	332,370	268,300	17,834,048	66.47	18,636,691	69.46
2027	574,776	444,111	26,109,351	58.79	27,847,184	62.70
2028	164,701	160,956	9,945,134	61.79	10,882,743	67.61
2029	269,905	242,954	14,395,718	59.25	16,098,057	66.26
2030	184,735	162,145	9,484,883	58.50	10,876,350	67.08
2031	144,674	133,256	7,422,999	55.70	8,714,051	65.39
2032	818,864	798,053	54,508,566	68.30	62,884,809	78.80
2033	979,568	976,416	55,266,758	56.60	67,932,128	69.57
Thereafter	3,442,841	3,063,028	180,017,038	58.77	229,549,409	74.94

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	4,479	4,479	371,609	82.97	371,609	82.97
2025	25,701	25,701	1,687,187	65.65	1,692,492	65.85
2026	34,403	32,586	1,765,120	54.17	1,742,386	53.47
2027	48,212	44,110	2,944,213	66.75	3,034,877	68.80
2028	31,517	31,517	2,451,065	77.77	2,525,093	80.12
2029	30,913	30,913	2,286,432	73.96	2,397,602	77.56
2030	30,508	30,508	1,935,117	63.43	2,194,337	71.93
2031	34,819	34,819	2,449,096	70.34	2,736,771	78.60
2032	17,703	17,703	1,073,537	60.64	1,252,836	70.77
2033	147,314	147,314	4,165,516	28.28	4,807,076	32.63
Thereafter	109,689	106,568	6,276,402	58.90	7,393,436	69.38

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	354,922	351,401	17,452,457	49.67	17,452,457	49.67	[4]
2025	337,994	324,252	21,214,412	65.43	21,638,891	66.73
2026	366,773	300,886	19,599,168	65.14	20,379,077	67.73
2027	622,988	488,221	29,053,564	59.51	30,882,061	63.25
2028	196,218	192,473	12,396,199	64.40	13,407,836	69.66
2029	300,818	273,867	16,682,150	60.91	18,495,659	67.54
2030	215,243	192,653	11,420,000	59.28	13,070,687	67.85
2031	179,493	168,075	9,872,095	58.74	11,450,822	68.13
2032	836,567	815,756	55,582,103	68.14	64,137,645	78.62
2033	1,126,882	1,123,730	59,432,274	52.89	72,739,204	64.73
Thereafter	3,552,530	3,169,596	186,293,440	58.78	236,942,845	74.75
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2024
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of June 30, 2024

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	10,149	10,149	436,237	42.98	436,237	42.98	[4]
Q3 2024	72,769	69,248	3,350,863	48.39	3,350,863	48.39
Q4 2024	267,525	267,525	13,293,747	49.69	13,293,747	49.69
Total 2024	350,443	346,922	17,080,848	49.24	17,080,848	49.24

Q1 2025	71,357	66,020	3,815,225	57.79	3,839,524	58.16
Q2 2025	81,113	77,655	4,486,816	57.78	4,518,342	58.18
Q3 2025	102,389	100,239	7,812,468	77.94	8,070,047	80.51
Q4 2025	57,434	54,638	3,412,717	62.46	3,518,486	64.40
Total 2025	312,293	298,551	19,527,225	65.41	19,946,399	66.81

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	—	—	—	—	—	—
Q3 2024	4,479	4,479	371,609	82.97	371,609	82.97
Q4 2024	—	—	—	—	—	—
Total 2024	4,479	4,479	371,609	82.97	371,609	82.97

Q1 2025	5,594	5,594	242,535	43.36	242,535	43.36
Q2 2025	17,170	17,170	1,134,008	66.05	1,134,008	66.05
Q3 2025	943	943	90,454	95.92	90,454	95.92
Q4 2025	1,994	1,994	220,190	110.43	225,495	113.09
Total 2025	25,701	25,701	1,687,187	65.65	1,692,492	65.85

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2024	—	—	—	—	—	—
Q2 2024	10,149	10,149	436,237	42.98	436,237	42.98	[4]
Q3 2024	77,248	73,727	3,722,472	50.49	3,722,472	50.49
Q4 2024	267,525	267,525	13,293,747	49.69	13,293,747	49.69
Total 2024	354,922	351,401	17,452,457	49.67	17,452,457	49.67

Q1 2025	76,951	71,614	4,057,760	56.66	4,082,059	57.00
Q2 2025	98,283	94,825	5,620,824	59.28	5,652,350	59.61
Q3 2025	103,332	101,182	7,902,922	78.11	8,160,501	80.65
Q4 2025	59,428	56,632	3,632,907	64.15	3,743,981	66.11
Total 2025	337,994	324,252	21,214,412	65.43	21,638,891	66.73
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2024
Lease expirations - CBD properties [1,2,3]
as of June 30, 2024

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	91,137	83,253	5,409,386	64.98	5,409,386	64.98	[4]
2025	213,098	177,158	13,790,285	77.84	13,991,723	78.98
2026	580,925	543,927	44,022,797	80.94	44,771,169	82.31
2027	497,563	483,448	46,189,902	95.54	48,054,679	99.40
2028	782,534	765,133	81,148,021	106.06	86,901,279	113.58
2029	799,842	665,006	52,824,058	79.43	59,460,231	89.41
2030	1,548,173	1,500,199	109,031,236	72.68	120,606,404	80.39
2031	47,087	40,591	3,510,019	86.47	3,912,056	96.38
2032	452,783	452,192	38,645,035	85.46	42,925,860	94.93
2033	519,274	475,120	40,050,554	84.30	45,612,410	96.00
Thereafter	4,682,425	3,712,005	316,753,396	85.33	379,978,223	102.36

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	235,599	234,599	16,077,296	68.53	16,413,879	69.97
2025	46,136	45,251	3,643,201	80.51	3,760,093	83.09
2026	4,573	4,573	315,921	69.08	340,596	74.48
2027	29,618	29,618	1,891,824	63.87	2,061,039	69.59
2028	246,857	149,060	12,133,399	81.4	13,768,490	92.37
2029	453,889	278,933	18,916,630	67.82	21,630,151	77.55
2030	25,260	25,260	1,921,006	76.05	2,353,059	93.15
2031	—	—	—	—	—	—
2032	237,933	118,967	9,860,429	82.88	12,581,803	105.76
2033	186,894	93,447	6,267,128	67.07	10,968,762	117.38
Thereafter	518,461	509,465	36,960,616	72.55	46,544,492	91.36

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	302,055	198,524	20,923,487	105.40	20,926,850	105.41	[4]
2025	805,183	497,305	52,472,256	105.51	52,555,712	105.68
2026	428,816	286,007	41,058,079	143.56	42,815,303	149.70
2027	239,162	168,056	21,335,327	126.95	21,455,814	127.67
2028	578,827	381,222	39,290,197	103.06	40,359,186	105.87
2029	737,810	650,405	67,435,891	103.68	72,578,031	111.59
2030	703,724	651,959	63,365,733	97.19	68,334,007	104.81
2031	218,382	164,753	18,045,168	109.53	19,302,444	117.16
2032	230,637	139,306	13,050,878	93.68	13,834,660	99.31
2033	347,549	311,287	37,970,751	121.98	41,551,561	133.48
Thereafter	4,751,539	3,235,693	354,737,728	109.63	417,756,018	129.11

Q2 2024
Lease expirations - CBD properties (continued) [1,2,3]
as of June 30, 2024

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	184,843	184,843	16,616,410	89.89	16,693,778	90.31
2025	204,210	204,210	18,345,807	89.84	18,624,329	91.20
2026	482,369	482,369	46,416,441	96.23	47,219,844	97.89
2027	450,545	450,545	45,645,334	101.31	48,474,397	107.59
2028	542,821	542,821	53,022,637	97.68	57,277,101	105.52
2029	302,881	302,881	31,820,434	105.06	35,924,815	118.61
2030	299,418	299,418	27,465,294	91.73	32,475,722	108.46
2031	913,399	913,399	99,153,074	108.55	108,999,671	119.33
2032	288,102	288,102	23,520,366	81.64	28,753,705	99.80
2033	644,631	644,631	66,885,371	103.76	76,571,747	118.78
Thereafter	306,210	306,210	26,952,834	88.02	36,856,425	120.36

Seattle, WA

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	968	326	19,548	59.98	19,963	61.25
2025	32,959	16,876	976,617	57.87	990,390	58.69
2026	47,207	43,894	2,626,561	59.84	2,729,697	62.19
2027	76,817	73,898	4,377,458	59.24	4,615,818	62.46
2028	650,292	313,761	17,492,280	55.75	18,751,033	59.76
2029	255,860	235,112	13,720,884	58.36	14,489,028	61.63
2030	33,054	33,054	2,018,716	61.07	2,257,566	68.30
2031	7,790	4,645	286,552	61.70	329,424	70.93
2032	64,737	51,388	3,864,087	75.19	4,559,063	88.72
2033	—	—	—	—	—	—
Thereafter	40,529	13,646	962,285	70.52	1,208,814	88.58

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	313,674	310,153	15,753,505	50.79	15,753,505	50.79
2025	289,156	275,414	19,139,840	69.49	19,542,334	70.96
2026	348,808	282,921	18,875,512	66.72	19,615,658	69.33
2027	598,439	463,671	27,857,459	60.08	29,645,505	63.94
2028	176,014	172,269	11,511,920	66.83	12,436,434	72.19
2029	298,165	271,214	16,579,040	61.13	18,379,335	67.77
2030	210,045	187,455	11,218,363	59.85	12,835,461	68.47
2031	177,223	165,805	9,745,852	58.78	11,314,590	68.24
2032	836,567	815,756	55,582,103	68.14	64,137,645	78.62
2033	1,055,138	1,051,986	57,646,036	54.80	70,934,526	67.43
Thereafter	3,528,252	3,145,318	185,387,491	58.94	235,802,652	74.97

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2024
Lease expirations - Suburban properties [1,2,3]
as of June 30, 2024

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	139,461	139,461	6,300,148	45.17	6,300,148	45.17	[4]
2025	625,609	625,609	34,266,356	54.77	34,539,374	55.21
2026	245,672	245,672	14,450,235	58.82	15,473,873	62.99
2027	263,175	263,175	15,067,756	57.25	15,313,619	58.19
2028	253,199	253,199	14,159,262	55.92	14,928,740	58.96
2029	513,242	513,242	25,935,336	50.53	29,166,591	56.83
2030	187,507	187,507	9,993,145	53.29	11,194,022	59.70
2031	571,925	511,585	33,502,822	65.49	36,828,875	71.99
2032	205,851	205,851	18,664,288	90.67	21,690,002	105.37
2033	231,547	231,547	14,077,300	60.80	16,397,923	70.82
Thereafter	457,241	457,241	30,577,981	66.87	36,565,104	79.97

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	103,802	103,802	3,909,368	37.66	3,909,368	37.66
2025	190,519	190,519	7,632,486	40.06	7,689,625	40.36
2026	287,434	287,434	11,797,985	41.05	12,064,335	41.97
2027	204,748	204,748	7,793,948	38.07	8,014,182	39.14
2028	58,124	58,124	2,193,750	37.74	2,309,325	39.73
2029	206,017	206,017	8,516,661	41.34	8,469,716	41.11
2030	47,174	47,174	1,836,475	38.93	1,957,866	41.50
2031	146,988	146,988	6,067,287	41.28	6,354,245	43.23
2032	55,310	55,310	2,067,551	37.38	2,281,006	41.24
2033	19,431	19,431	735,149	37.83	822,589	42.33
Thereafter	192,482	192,482	7,735,187	40.19	8,665,251	45.02

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	41,024	20,512	1,141,822	55.67	1,153,836	56.25
2025	368,647	336,641	24,292,286	72.16	24,780,646	73.61
2026	186,385	95,293	9,857,293	103.44	10,173,255	106.76
2027	104,269	93,305	7,154,505	76.68	7,703,179	82.56
2028	124,455	94,420	4,536,634	48.05	4,956,674	52.50
2029	133,525	86,695	4,269,373	49.25	4,800,526	55.37
2030	75,755	64,142	4,021,803	62.70	4,696,264	73.22
2031	290,714	143,051	12,168,840	85.07	14,527,177	101.55
2032	61,035	30,518	1,983,133	64.98	2,228,729	73.03
2033	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

Q2 2024
Lease expirations - Suburban properties (continued) [1,2,3]
as of June 30, 2024

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2024	41,248	41,248	1,698,951	41.19	1,698,951	41.19	[4]
2025	48,838	48,838	2,074,572	42.48	2,096,557	42.93
2026	17,965	17,965	723,656	40.28	763,419	42.49
2027	24,549	24,549	1,196,105	48.72	1,236,556	50.37
2028	20,204	20,204	884,279	43.77	971,402	48.08
2029	2,653	2,653	103,110	38.87	116,324	43.85
2030	5,198	5,198	201,638	38.79	235,226	45.25
2031	2,270	2,270	126,244	55.61	136,232	60.01
2032	—	—	—	—	—	—
2033	71,744	71,744	1,786,238	24.90	1,804,678	25.15
Thereafter	24,278	24,278	905,949	37.32	1,140,194	46.96

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 57.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q2 2024
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Bank of America Merrill Lynch	Jeffrey Spector / Camille Bonnel	646.855.1363 / 416.369.2140
Barclays	Brendan Lynch	212.526.9428
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Nicholas Joseph / Michael Griffin	212.816.1909 / 212.816.5871
Compass Point Research & Trading, LLC	Floris van Dijkum	646.757.2621
Deutsche Bank	Omotayo Okusanya	212.250.9284
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs	Caitlin Burrows	212.902.4736
Green Street Advisors	Dylan Burzinski	949.640.8780
Jefferies & Co.	Peter Abramowitz	212.336.7241
J.P. Morgan Securities	Anthony Paolone	212.622.6682
Keybanc Capital Market	Todd Thomas/Upal Rana	917.368.2286 / 917.368.2316
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
Scotiabank GBM	Nicholas Yulico	212.225.6904
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wedbush	Richard Anderson	212.938.9949
Wells Fargo Securities	Blaine Heck	443.263.6529
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.410.1100

Rating Agencies
Moody’s Investors Service	Christian Azzi	212.553.7718
Standard & Poor’s	Michael Souers	212.438.2508

Q2 2024
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 61.
The Company may also present "BXP's Share" of certain operating metrics, such as occupancy and leased percentages based upon square footage. Amounts are calculated based on our consolidated portfolio square feet, plus our share of the square feet from the unconsolidated joint venture properties (calculated based on our ownership percentage), minus our partners’ share of square feet from our consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, and (5) common units issuable upon conversion of 2013-2021 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2022, 2023 and 2024 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like BXP, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q2 2024
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to BXP, Inc, the most directly comparable GAAP financial measure, plus net (income) loss attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net income (loss) attributable to BXP, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion of sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income (loss) attributable to BXP, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation and amortization, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment, fair value lease revenue and amortization and accretion related to sales type lease receivable, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to BXP, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q2 2024
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to BXP, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties or a change in control, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales or a change in control of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income (loss) attributable to BXP, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. A property will no longer be considered “in-service” when the occupied percentage is below 50% and the Company is no longer actively leasing the property in anticipation of a future development/redevelopment.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like BXP, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) (if any). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that (1) BXP’s Share of Debt is utilized instead of the Company’s consolidated debt after eliminating BXP’s Share of the related party note receivable and (2) BXP’s Share of cash is utilized instead of consolidated cash. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q2 2024
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to BXP, Inc., the most directly comparable GAAP financial measure, plus (1) net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, impairment loss, and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities, unrealized gain (loss) on non-real estate investment, and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues, amortization and accretion related to sales type lease receivable and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent and amortization and accretion related to sale type lease receivable provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in or held for development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 22 - 25 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q2 2024
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	30-Jun-24	31-Mar-24
Revenue	$850,482	$839,439
Partners’ share of revenue from consolidated joint ventures (JVs)	(81,219)	(80,049)
BXP’s share of revenue from unconsolidated JVs	51,527	56,655
BXP’s Share of revenue	$820,790	$816,045

Straight-line rent	$16,094	$40,520
Partners’ share of straight-line rent from consolidated JVs	(2,549)	(4,925)
BXP’s share of straight-line rent from unconsolidated JVs	3,238	3,889
BXP’s Share of straight-line rent	$16,783	$39,484

Fair value lease revenue [1]	$1,363	$1,394
Partners’ share of fair value lease revenue from consolidated JVs [1]	11	11
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	987	987
BXP’s Share of fair value lease revenue [1]	$2,361	$2,392

Lease termination income	$841	$1,999
Partners’ share of termination income from consolidated JVs	(40)	34
BXP’s share of termination income from unconsolidated JVs	—	2,659
BXP’s Share of termination income	$801	$4,692

Non-cash termination income adjustment (fair value lease amounts)	$—	$189
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$189

Parking and other revenue	$33,890	$29,693
Partners’ share of parking and other revenue from consolidated JVs	(909)	(667)
BXP’s share of parking and other revenue from unconsolidated JVs	1,759	2,392
BXP’s Share of parking and other revenue	$34,740	$31,418

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	584	584
BXP’s Share of hedge amortization, net of costs	$2,030	$2,030

Straight-line ground rent expense adjustment	$589	$520
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	139	139
BXP’s Share of straight-line ground rent expense adjustment	$728	$659

Depreciation and amortization	$219,542	$218,716
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(19,203)	(18,695)
BXP’s share of depreciation and amortization from unconsolidated JVs	19,827	20,223
BXP’s Share of depreciation and amortization	$220,166	$220,244

Lease transaction costs that qualify as rent inducements [2]	$3,471	$5,312
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	(255)	—
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	—	13
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$3,216	$5,325

2nd generation tenant improvements and leasing commissions	$38,126	$97,364
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(5,712)	(13,926)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	2	1,093
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$32,416	$84,531

Q2 2024
Reconciliations (continued)

Maintenance capital expenditures [3]	$16,218	$13,102
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(1,821)	(2,072)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	94	14
BXP’s Share of maintenance capital expenditures [3]	$14,491	$11,044

Interest expense	$149,642	$161,891
Partners’ share of interest expense from consolidated JVs	(11,882)	(11,883)
BXP’s share of interest expense from unconsolidated JVs	18,651	18,759
BXP’s Share of interest expense	$156,411	$168,767

Capitalized interest	$10,336	$9,381
Partners’ share of capitalized interest from consolidated JVs	(32)	(32)
BXP’s share of capitalized interest from unconsolidated JVs	3,463	3,399
BXP’s Share of capitalized interest	$13,767	$12,748

Amortization of financing costs	$5,073	$5,436
Partners’ share of amortization of financing costs from consolidated JVs	(498)	(498)
BXP’s share of amortization of financing costs from unconsolidated JVs	375	377
BXP’s Share of amortization of financing costs	$4,950	$5,315

Fair value interest adjustment	$4,206	$4,302
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share off fair value interest adjustment from unconsolidated JVs	499	499
BXP’s Share of fair value interest adjustment	$4,705	$4,801

Amortization and accretion related to sales type lease	$246	$242
Partners’ share of amortization and accretion related to sales type lease from consolidated JVs	—	—
BXP’s share off amortization and accretion related to sales type lease from unconsolidated JVs	28	27
BXP’s Share of amortization and accretion related to sales type lease	$274	$269

_____________
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q2 2024
Reconciliations (continued)
for the three months ended June 30, 2024
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$76,401	$104,616	$181,017
Straight-line rent	5,601	686	6,287
Fair value lease revenue	(27)	—	(27)
Termination income	—	89	89
Total lease revenue	81,975	105,391	187,366
Parking and other	30	1,993	2,023
Total rental revenue [3]	82,005	107,384	189,389
Expenses
Operating	33,849	41,383	75,232
Net Operating Income (NOI)	48,156	66,001	114,157

Other income (expense)
Development and management services revenue	—	209	209
Gains from investments in securities	—	3	3
Interest and other income	1,570	2,033	3,603
Interest expense	(21,176)	(7,589)	(28,765)
Depreciation and amortization expense	(17,320)	(25,714)	(43,034)
Transaction costs	—	(5)	(5)
General and administrative expense	(47)	(109)	(156)
Total other income (expense)	(36,973)	(31,172)	(68,145)
Net income	$11,183	$34,829	$46,012

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$18,587	$28,804	$47,391
BXP’s share of NOI (after income allocation to private REIT shareholders)	$29,569	$37,197	$66,766
Unearned portion of capitalized fees [5]	$223	$966	$1,189

Partners’ share of select items [4]
Partners’ share of parking and other revenue	$12	$897	$909
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$152	$498
Partners’ share of depreciation and amortization related to capitalized fees	$387	$514	$901
Partners’ share of capitalized interest	$—	$32	$32
Partners’ share of lease transactions costs which will qualify as rent inducements	$—	$(255)	$(255)
Partners’ share of management and other fees	$675	$937	$1,612
Partners’ share of basis differential depreciation and amortization expense	$(24)	$(173)	$(197)
Partners’ share of basis differential interest and other adjustments	$(4)	$9	$5

Reconciliation of Partners’ share of EBITDAre [6]
Partners’ NCI	$3,439	$14,386	$17,825
Add:
Partners’ share of interest expense after BXP’s basis differential	8,467	3,415	11,882
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,291	11,912	19,203
Partners’ share of EBITDAre	$19,197	$29,713	$48,910

Q2 2024
Reconciliations (continued)
for the three months ended June 30, 2024
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [6]	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Rental revenue [3]	$32,802	$48,323	$81,125
Less: Termination income	—	40	40
Rental revenue (excluding termination income) [3]	32,802	48,283	81,085
Less: Operating expenses (including partners’ share of management and other fees)	14,215	19,549	33,764
Income allocation to private REIT shareholders	—	(30)	(30)
NOI (excluding termination income and after income allocation to private REIT shareholders)	$18,587	$28,764	$47,351

Rental revenue (excluding termination income) [3]	$32,802	$48,283	$81,085
Less: Straight-line rent	2,240	309	2,549
Fair value lease revenue	(11)	—	(11)
Add: Lease transaction costs that qualify as rent inducements	—	255	255
Subtotal	30,573	48,229	78,802
Less: Operating expenses (including partners’ share of management and other fees)	14,215	19,549	33,764
Income allocation to private REIT shareholders	—	(30)	(30)
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$16,358	$28,710	$45,068

Reconciliation of Partners’ share of Revenue [4]
Rental revenue [3]	$32,802	$48,323	$81,125
Add: Development and management services revenue	—	94	94
Revenue	$32,802	$48,417	$81,219
_________
1Norges Joint Ventures include Times Square Tower, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street.
2 Lease revenue includes recoveries from clients and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4Amounts represent the partners’ share based on their respective ownership percentage.
5Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q2 2024
Reconciliations (continued)
for the three months ended June 30, 2024
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$25,662	$19,130		$21,853		$13,110		$7,078	$17,882	$104,715
Straight-line rent	1,084	(793)		1,549		3,780		548	35	6,203
Fair value lease revenue	—	—		1,538		15		1,087	—	2,640
Termination income	—	—		—		—		—	—	—
Amortization and accretion related to sales type lease	56	—		—		—		—	—	56
Total lease revenue	26,802	18,337		24,940		16,905		8,713	17,917	113,614
Parking and other	—	1,743		304		274		635	974	3,930
Total rental revenue [3]	26,802	20,080		25,244		17,179		9,348	18,891	117,544
Expenses
Operating	9,419	6,800		13,783	[4]	7,728		3,594	5,023	46,347
Net operating income/(loss)	17,383	13,280		11,461		9,451		5,754	13,868	71,197

Other income/(expense)
Development and management services revenue	—	—		557		—		—	4	561
Interest and other income (loss)	226	825		260		4		165	567	2,047
Interest expense	(11,349)	(4,998)		(13,445)		—		(4,788)	(8,719)	(43,299)
Unrealized gain on derivative instruments	—	—		848		—		—	—	848
Transaction costs	—	(5)		—		—		—	—	(5)
Depreciation and amortization expense	(8,669)	(5,345)		(8,727)		(6,646)		(4,660)	(4,349)	(38,396)
General and administrative expense	—	—		(89)		(13)		(2)	(2)	(106)
Total other income/(expense)	(19,792)	(9,523)		(20,596)		(6,655)		(9,285)	(12,499)	(78,350)
Net income/(loss)	$(2,409)	$3,757		$(9,135)		$2,796		$(3,531)	$1,369	$(7,153)

BXP’s share of select items:
BXP’s share of parking and other revenue	$—	$872		$150		$137		$214	$386	$1,759
BXP’s share of amortization of financing costs	$156	$23		$65		$—		$29	$102	$375
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—		$584	$—	$584
BXP’s share of fair value interest adjustment	$—	$—		$499		$—		$—	$—	$499
BXP’s share of capitalized interest	$—	$—		$3,093		$—		$—	$370	$3,463
BXP’s share of amortization and accretion related to sales type lease	$28	$—		$—		$—		$—	$—	$28

Reconciliation of BXP’s share of EBITDAre
Income/(loss) from unconsolidated joint ventures	$(1,213)	$1,159		$(6,031)		$553		$(918)	$651	$(5,799)
Add:
BXP’s share of interest expense	5,675	2,499		4,881		—		1,612	3,984	18,651
BXP’s share of depreciation and amortization expense	4,342	3,784	[5]	4,585		3,848	[5]	1,294	1,974	19,827
BXP’s share of EBITDAre	$8,804	$7,442	[5]	$3,435		$4,401	[5]	$1,988	$6,609	$32,679

Q2 2024
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$13,401	$10,436	[5]	$7,729	[5]	$8,326	[5]	$3,147	$8,207	$51,246
BXP’s share of operating expenses	4,710	3,401		4,571		3,915		1,209	1,853	19,659
BXP’s share of net operating income/(loss)	8,691	7,035	[5]	3,158	[5]	4,411	[5]	1,938	6,354	31,587
Less:
BXP’s share of termination income	—	—		—		—		—	—	—
BXP’s share of net operating income/(loss) (excluding termination income)	8,691	7,035		3,158		4,411		1,938	6,354	31,587
Less:
BXP’s share of straight-line rent	542	(306)	[5]	887	[5]	1,859	[5]	185	71	3,238
BXP’s share of fair value lease revenue	—	305	[5]	527	[5]	(211)	[5]	366	—	987
BXP’s share of amortization and accretion related to sales type lease	28	—		—		—		—	—	28
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		139		—		—	—	139
BXP’s share of lease transaction costs that qualify as rent inducements	—	—		—		—		—	—	—
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$8,121	$7,036	[5]	$1,883	[5]	$2,763	[5]	$1,387	$6,283	$27,473

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$13,401	$10,436	[5]	$7,729	[5]	$8,326	[5]	$3,147	$8,207	$51,246
Add:
BXP’s share of development and management services revenue	—	—		279		—		—	2	281
BXP’s share of revenue	$13,401	$10,436	[5]	$8,008	[5]	$8,326	[5]	$3,147	$8,209	$51,527

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 22-25.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 57.
4 Includes approximately $278 of straight-line ground rent expense.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.

Q2 2024
Reconciliations (continued)
Reconciliation of Net income attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	31-Mar-24	31-Mar-23
Net income attributable to BXP, Inc.	$79,883	$77,890
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	9,500	9,078
Noncontrolling interest in property partnerships	17,221	18,660
Net income	106,604	105,628
Add:
Interest expense	161,891	134,207
Unrealized loss on non-real estate investment	(396)	(259)
Impairment loss	13,615	—
Depreciation and amortization expense	218,716	208,734
Transaction costs	513	911
Payroll and related costs from management services contracts	4,293	5,235
General and administrative expense	50,018	55,802
Less:
Interest and other income (loss)	14,529	10,941
Gains from investments in securities	2,272	1,665
Income (loss) from unconsolidated joint ventures	19,186	(7,569)
Direct reimbursements of payroll and related costs from management services contracts	4,293	5,235
Development and management services revenue	6,154	8,980
Net Operating Income (NOI)	508,820	491,006
Add:
BXP’s share of NOI from unconsolidated joint ventures	35,430	40,756
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	46,570	47,097
BXP’s Share of NOI	497,680	484,665
Less:
Termination income	1,999	195
BXP’s share of termination income from unconsolidated joint ventures	2,659	877
Add:
Partners’ share of termination income from consolidated joint ventures	(34)	172
BXP’s Share of NOI (excluding termination income)	$492,988	$483,765

Net Operating Income (NOI)	$508,820	$491,006
Less:
Termination income	1,999	195
NOI from non Same Properties (excluding termination income)	25,336	(206)
Same Property NOI (excluding termination income)	481,485	491,017
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	46,604	46,925
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	32,771	39,879
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	2,409	9,773
BXP’s Share of Same Property NOI (excluding termination income)	$465,243	$474,198

Change in BXP’s Share of Same Property NOI (excluding termination income)	$(8,955)
Change in BXP’s Share of Same Property NOI (excluding termination income)	(1.9)%

Q2 2024
Reconciliations (continued)
Reconciliation of Net income attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	31-Mar-24	31-Mar-23
Net income attributable to BXP, Inc.	$79,883	$77,890
Net (income) loss attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	9,500	9,078
Noncontrolling interest in property partnerships	17,221	18,660
Net income	106,604	105,628
Add:
Interest expense	161,891	134,207
Unrealized loss on non-real estate investment	(396)	(259)
Impairment loss	13,615	—
Depreciation and amortization expense	218,716	208,734
Transaction costs	513	911
Payroll and related costs from management services contracts	4,293	5,235
General and administrative expense	50,018	55,802
Less:
Interest and other income (loss)	14,529	10,941
Gains from investments in securities	2,272	1,665
Income (loss) from unconsolidated joint ventures	19,186	(7,569)
Direct reimbursements of payroll and related costs from management services contracts	4,293	5,235
Development and management services revenue	6,154	8,980
Net Operating Income (NOI)	508,820	491,006
Less:
Straight-line rent	40,520	24,806
Fair value lease revenue	1,394	3,596
Amortization and accretion related to sales type lease	242	226
Termination income	1,999	195
Add:
Straight-line ground rent expense adjustment [1]	537	591
Lease transaction costs that qualify as rent inducements [2]	5,312	5,386
NOI - cash (excluding termination income)	470,514	468,160
Less:
NOI - cash from non Same Properties (excluding termination income)	13,660	(4,106)
Same Property NOI - cash (excluding termination income)	456,854	472,266
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	41,690	43,321
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	28,020	36,510
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	(107)	8,991
BXP’s Share of Same Property NOI - cash (excluding termination income)	$443,291	$456,464

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$(13,173)
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	(2.9)%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(17) and $(190) for the three months ended March 31, 2024 and 2023, respectively. As of March 31, 2024, the Company has remaining lease payments aggregating approximately $28.6 million, all of which it expects to incur by the end of 2026 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2026 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q2 2024
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Jun-23	31-Mar-23
Revenue
Lease	$761,733	$756,875
Parking and other	26,054	23,064
Insurance proceeds	930	945
Hotel revenue	13,969	8,101
Development and management services	9,858	8,980
Direct reimbursements of payroll and related costs from management services contracts	4,609	5,235
Total revenue	817,153	803,200
Expenses
Operating	150,735	147,182
Real estate taxes	137,566	139,432
Demolition costs	738	2,275
Restoration expenses related to insurance claim	1,997	2,419
Hotel operating	8,161	6,671
General and administrative	44,175	55,802
Payroll and related costs from management services contracts	4,609	5,235
Transaction costs	308	911
Depreciation and amortization	202,577	208,734
Total expenses	550,866	568,661
Other income (expense)
Loss from unconsolidated joint ventures	(6,668)	(7,569)
Gains from investments in securities	1,571	1,665
Interest and other income (loss)	17,343	10,941
Unrealized gain on non-real estate investment	124	259
Interest expense	(142,473)	(134,207)
Net income	136,184	105,628
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(19,768)	(18,660)
Noncontrolling interest - common units of the Operating Partnership	(12,117)	(9,078)
Net income attributable to BXP, Inc.	$104,299	$77,890

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to BXP, Inc. per share - basic	$0.67	$0.50
Net income attributable to BXP, Inc. per share - diluted	$0.66	$0.50